SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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AMERIGON INCORPORATED

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Amerigon Incorporated

500 Town Center Drive

Suite 200

Dearborn, MI 48126-2716

NOTICE OF ANNUAL MEETING

Dear Stockholder:

On Thursday, May 19, 2005, Amerigon Incorporated, a California corporation (the “Company”, “Amerigon”, “we” or “us”), will hold its 2005 Annual Meeting at its corporate offices located at 500 Town Center Drive, Suite 200, Dearborn, Michigan. The meeting will begin at 11:00 a.m. (local time).

Only holders of the Company’s common stock or Series A preferred stock at the close of business on the record date, April 13, 2005, are eligible to vote at the Annual Meeting or any adjournments that may take place. At the Annual Meeting, the Company’s stockholders will be asked to consider and act on the following matters:

1.  The election of directors to the Board of Directors;

2.  A proposal to change the Company’s state of incorporation from California to Michigan by merger into a wholly owned subsidiary;

3.  A proposal to amend the Company’s Amended and Restated 1997 Stock Incentive Plan to (a) increase the number of options automatically granted to non-employee directors upon initial election to the Board of Directors and each year thereafter, and (b) eliminate the limitation on the number of shares that may be delivered pursuant to options granted under the plan that qualify as incentive stock options; and

4.  Such other business as may properly be presented at the meeting.

All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and return it in the prepaid envelope as promptly as possible to ensure your representation at the meeting. If you return the proxy, you may withdraw your proxy and vote your shares in person if you attend the meeting.

A copy of our 2004 Annual Report, which includes audited financial statements for the year ended December 31, 2004, is being mailed with this proxy statement. We expect that this proxy statement and accompanying proxy will be first sent or given to shareholders on or about April 25, 2005.

By order of the Board of Directors,

Sandra L. Grouf

Secretary

i

QUESTIONS AND ANSWERS

Q:	What am I voting on?
A:	You are being asked by the Board of Directors to vote on three items:

1.)	The election of nominees to serve on the Board of Directors. The election is described on page 4 and information about the nominees can be found beginning on page 14.

2.)	A proposal to change the Company’s state of incorporation from California to Michigan by merger into a wholly owned subsidiary. This proposal is summarized beginning on page 4.

3.)	A proposal to amend the Company’s Amended and Restated 1997 Stock Incentive Plan to (a) increase the number of options automatically granted to non-employee directors upon initial election to the Board of Directors and each year thereafter, and (b) eliminate the limitation on the number of shares that may be delivered pursuant to options granted under the plan that qualify as incentive stock options. This proposal is summarized beginning on page 8.

Q:	How does the Board of Directors recommend I vote?
A:	The Board of Directors recommends a vote FOR each of its nominees to serve on the Board of Directors and FOR each of the two proposals.

Q:	Who is entitled to vote?
A:	Only holders of the Company’s common stock or Series A preferred stock at the close of business on the record date, April 13, 2005, are eligible to vote at the Annual Meeting.

Q:	How do I vote?
A:	Complete, sign and date each proxy card you receive and return it in the prepaid envelope so that we receive it before the meeting, or, if you are the registered owner of the shares on the record date, attend the meeting and vote in person.

Q:	If I return a proxy card, can I revoke my proxy?
A:	You have the right to revoke your proxy at any time before the meeting by notifying the Company of your revocation or by returning a later-dated proxy card to the Company. If you wish to revoke your proxy, notification or a later-dated proxy card must be sent to Sandra L. Grouf, Secretary of Amerigon Incorporated, 500 Town Center Drive, Suite 200, Dearborn, MI 48126-2716, and received by Ms. Grouf by 5:00 p.m. on May 18, 2004.

Your attendance at the meeting will not have the effect of revoking any proxy you have given unless you give written notice of revocation to our Secretary before the proxy is voted.

Q:	Is my vote confidential?
A:	Proxy cards, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit the Company’s transfer agent, U.S. Stock Transfer Corporation, to verify the validity of proxies, and to tabulate and certify the vote; (2) as required by law; or (3) as appropriate in limited circumstances, such as a proxy contest in opposition to the Board of Directors.

Q:	How do I make sure my vote is counted?
A:	Whether or not you plan to attend the meeting, complete, date and sign each proxy card you receive and return it as promptly as possible so it is received before the meeting. In the absence of instructions, shares represented by valid proxies will be voted as recommended by the Board of Directors.

Q:	What does it mean if I get more than one proxy card?
A:	If your shares are registered differently or are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. Whenever possible, we encourage you to have all accounts registered in the same name and address. You can accomplish this by contacting our transfer agent, U.S. Stock Transfer Corporation, in writing at 1745 Gardena Avenue, Suite 200, Glendale, California 91204, or by telephone at (818) 502-1404.

Q:	What vote is required to elect Directors and approve the proposals?
A:	As of the record date, April 13, 2005, 15,516,020 shares of the Company’s common stock and 9,000 shares of the Company’s Series A preferred stock were issued and outstanding. Each common stockholder is entitled to one vote for each share held. Each preferred stockholder is entitled to one vote for each share of common stock into which a share of Series A preferred stock could have been converted on the record date (this is referred to voting on an “as converted” basis). As of the record date, the 9,000 shares of Series A preferred stock were convertible into 5,373,134 shares of common stock.

A quorum must be established before the voting may proceed. For a description of a “quorum,” please see “What is a Quorum?” below.

With respect to the election of directors, the three nominees who receive the most votes from the preferred stockholders and the two nominees who receive the most votes from the common stockholders will be elected directors. Withheld votes will not be deemed votes in determining which nominee receives the most votes.

With respect to the two proposals, (1) the preferred stockholders are entitled to vote together with the common stockholders as a single class on an “as converted” basis, and (2) a vote in favor of a proposal by a majority of the shares represented and voting with respect to such proposal is required for approval.

Q:	What is a “quorum”?
A:	A “quorum” is a majority of the outstanding shares entitled to vote. In order to transaction business at the Annual Meeting, a quorum must be present. For determining whether a quorum is present, shares represented at the Annual Meeting in person or by proxy are treated as present. Additionally, shares held by brokers or nominees who return signed and dated proxy cards will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called “broker non-votes.” Abstentions will also be counted as present for quorum purposes.

Q:	Can I cumulate my votes for directors?
A:	You can cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of your shares) for directors if (1) the nominee’s or nominees’ names you wish to vote for were placed in nomination prior to the commencement of voting and (2) you gave us notice of your intention to cumulate votes prior to the commencement of voting. As of the date of this proxy statement, we have not received notice from any stockholder that he or she intends to cumulate votes. If you decide to cumulate your votes, and you comply with the requirements described above, you will be entitled to cast a number of votes equal to the number of shares you hold multiplied by two (the number of directors to be elected by the common stockholders), if you are a common stockholder, or the number of shares of common stock into which the shares of Series A preferred stock you hold are convertible multiplied by three (the number of directors to be elected by the Series A preferred stockholders), if you are a preferred stockholder. You may then decide to cast these votes for a single nominee or to distribute your votes among two or more nominees. If any stockholder cumulates votes for directors, every other stockholder will also be entitled to cumulate votes for directors.

Q:	How will voting on any other business be conducted?
A:	Although we do not know of any business to be considered at the Annual Meeting other than those items described in this proxy, if any other business is presented at the Annual Meeting, a signed proxy card gives authority to Sandra L. Grouf, Secretary of the Company, and Barry Steele, Chief Financial Officer of the Company, to vote on such matters at their discretion, to the extent permitted by law.

Q:	When are shareholder proposals for the 2006 Annual Meeting due?
A:	All shareholder proposals to be considered for inclusion in next year’s proxy statement and form of proxy must be submitted in writing to Sandra L. Grouf, Secretary, Amerigon Incorporated, 500 Town Center Drive, Suite 200, Dearborn, Michigan 48126-2716 by December 26, 2005. We must receive notice at the same address by March 11, 2006 of all shareholder proposals to be presented at the 2006 Annual Meeting but not included in next year’s proxy statement and form of proxy. If we do not have notice of the matter by that date, our form of proxy in connection with that meeting may confer discretionary authority to vote on that matter, and the persons named in our form of proxy will vote the shares represented by such proxies at their discretion. Any proposal must comply with the federal securities laws.

Q:	Who is soliciting my proxy?
A:	This solicitation is being made by the Board of Directors on behalf of the Company.

Q:	Who bears the cost of this proxy solicitation, and are there any paid solicitors?
A:	The Company bears the entire cost of soliciting proxies in the enclosed form. We may supplement our solicitation of proxies by mail with telephone, telegraph or personal solicitation by our officers or other regular employees. We will not pay any additional compensation to them for these services. We have also hired U.S. Stock Transfer Corporation to assist in the distribution of proxy materials and solicitation of votes for a fee of approximately $3,000, plus estimated out-of-pocket expenses of approximately $500. We also reimburse brokerage houses and other custodians, nominees and fiduciaries upon request for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

PROPOSALS TO BE VOTED ON

1. Election of Directors

There are five nominees for election to the Board of Directors of the Company. The Company’s Articles of Incorporation grant the common stockholders the right to elect two members of the Board of Directors and the Series A preferred stockholders the right to elect five members of the Board of Directors; however, for the reasons described beginning on page 14, the Series A preferred stockholders have nominated only three individuals for election to the Board of Directors.

The nominees for election by the common stockholders are:

Francois J. Castaing

James J. Paulsen

The nominees for election by the Series A preferred stockholders are:

John W. Clark

Oscar B. Marx III

Paul Oster

Each of the nominees are current members of the Board of Directors. Information about each of the nominees can be found beginning on page 14.

The Board of Directors unanimously recommends a vote FOR each of the nominees.

2. Approve a Change in the Company’s State of Incorporation from California to Michigan

The stockholders are being asked to approve a change in the Company’s state of incorporation from California to Michigan by merging the Company into its recently organized, wholly-owned subsidiary, Amerigon Michigan, Inc., a Michigan corporation (the “Michigan Company”). The sole purpose of the organization of the Michigan Company and of the proposed merger is to effectuate the change of the state of incorporation of the Company.

Purpose of Proposal

The Company was originally incorporated in California in large part because, at the time, the Company’s sole office and most of its employees were located in that state. In 2002, the Company moved its headquarters from California to Michigan. The Company continues to maintain an office in California, but a majority of its employees, including its Chief Executive Officer and Chief Financial Officer, work at the main office in Michigan. The Company moved its headquarters to Michigan in part because a large number of the Company’s customers are Michigan-based entities. To better serve these customers, the Company determined that it would be prudent to have a physical presence in Michigan. A significant number of agreements between the Company and its customers are governed by Michigan law. Following the move, the Company retained attorneys licensed to practice in Michigan as its primary outside counsel; however, it has been necessary for the Company to retain California counsel to advise the Company on corporation governance issues from time to time, resulting in substantial additional expenses. The Board of Directors believes that a change in the state of incorporation from California to Michigan will significantly reduce the need to retain counsel licensed to practice in California and will result in significant savings to the Company. In addition, the Board of Directors believes that Michigan corporate law generally provides the same advantages to corporations as the laws of California. Therefore, the Board has determined that it is in the best interests of the Company and its stockholders to change the state of its incorporation to Michigan by way of a merger into the Michigan Company.

Plan of Merger

Attached as Appendix A to this Proxy Statement is a copy of the Plan of Merger between the Company and the Michigan Company (the “Plan of Merger”). The Plan of Merger has been unanimously approved by the Board of Directors of both companies. The Plan of Merger, if approved by the stockholders, will become effective on such date as the Board of Directors of the Company shall determine, in accordance with applicable law. It is anticipated that the effective date will be as soon as possible after the 2005 Annual Meeting of the stockholders of the Company. The merger may be abandoned, however, by the Board of Directors of the Company in its discretion, without further action by the stockholders, at any time prior to the effective date of the merger.

General Effect of Merger

When the merger becomes effective, the laws of the State of Michigan and the Michigan Articles of Incorporation, rather than the laws of the State of California and the California Certificate of Incorporation, will control the exercise of the corporate functions and business and the rights of stockholders. No change of the business or management will result from the merger, and the Michigan Company will assume and be liable for all obligations of the Company and will succeed to all of the rights and privileges of both companies. Shares of stock in the Company will be deemed for all purposes to represent a like number of shares in the Michigan Company without action on the part of the stockholders. The merger will not affect the equity interest of the individual stockholders and will not affect the consolidated financial statements of the Company.

Stockholder Rights

Under both California law and Michigan law, stockholders do not have preemptive rights to subscribe to additional shares of the Company’s capital stock. Under California law, stockholders have cumulative voting rights at any election of directors. Under Michigan law, stockholders do not have cumulative voting rights unless the Articles of Incorporation so provide. The Company’s current bylaws describe the manner in which cumulative voting is to occur, consistent with the California statute. In order to provide the Company’s stockholders with the same cumulative voting rights following the merger that exist under California law, the Michigan Company’s Articles of Incorporation, which will be the Articles of Incorporation of the surviving entity following the merger, include a provision that mirrors the cumulative voting rights presently existing in the Company’s bylaws. Such provision is found in Article VIII of the Michigan Company’s Articles of Incorporation.

Under the law in both California law and Michigan, dividends and other distributions to stockholders may generally be made out of earned surplus or capital surplus. Under the law in both California and Michigan applicable to both corporations, the approval, by a vote of holders of a majority of the shares eligible to vote, is required to effect a merger or consolidation (except in certain excepted situations which are virtually identical under the laws of both states) or to effect a sale, lease or exchange of all or substantially all of the assets of the Company or to effect a dissolution of the Company.

In general, under both California law and Michigan law, dissenting stockholders in a merger or consolidation have rights of appraisal unless, among other things, the shares to be surrendered or exchanged are listed on any national securities exchange, including The Nasdaq Stock Market. The California Company’s shares are currently listed on The Nasdaq Stock Market and, as a result of the merger, the Michigan Company’s shares will replace the California Company’s shares on The Nasdaq Stock Market.

Chapter 7A and 7B of the Michigan Business Corporation Act include provisions that have no counterpart under California’s Corporation Code. These chapters represent Michigan’s so-called “Anti-Takeover Provisions.” Chapter 7A provides that a merger or other defined business combination or transaction with an interested shareholder (which is defined as a shareholder that with its affiliates and associates beneficially owns at least 10% of the corporation’s outstanding voting shares), or corporate affiliate of an interested shareholder, must either meet stringent fair price criteria and other conditions (including the condition that the interested shareholder must have been an interested shareholder for at least five years) or must be approved by 90% of the outstanding shares of the corporation plus two-thirds of the disinterested shares. However, Chapter 7A provides that a corporation’s Board of Directors may opt-out of the provisions of Chapter 7A in connection with a transaction with an “interested shareholder” at any time prior to the time such shareholder achieved interested shareholder status. The effect of Chapter 7A is to discourage hostile acquisitions in the form of unsolicited tender offers by subjecting such offers to the high supermajority voting requirement or the approval of a majority of the Board of Directors. Chapter 7B of the Michigan Business Corporation Act requires an affirmative vote of the disinterested shareholders before the holder of shares acquired in a “control share acquisition” receives voting rights with respect to such shares. Chapter 7B also requires certain information filings be delivered to the corporation by the party acquiring shares in a control share acquisition. A “control share acquisition” is defined as the acquisition of shares that, when added to all other shares held by the acquiring party, cause such party to hold either (a) one-fifth or more but less than one-third of the total voting power, (b) one-third or more but less than a majority of the total voting power, or (c) a majority or more of the total voting power. These tiers mean that a party may be subject to the provisions of Chapter 7B on more than one occasion as they acquire shares in a corporation. A corporation may opt out of the provisions of Chapter 7B at any time prior to a control share acquisition by so stating in its bylaws. Where the Board of Directors has the power to amend the bylaws, as is the case now with the Company and will be the case with the surviving corporation, the effect of Chapter 7B is to place significant burdens on a person seeking to acquire control of a corporation without the consent of the Board of Directors.

Capitalization of Surviving Corporation

The Company presently has authorized 30,000,000 shares common stock and 5,000,000 shares of preferred stock, 9,000 of which have been designated as “Series A Preferred Stock.” The Michigan Company has authorized the same number of shares of common stock and preferred stock and has designated the same number of shares of preferred stock as “Series A Preferred Stock” with almost identical rights and privileges of the Series A Preferred Stock designated by the Company. The sole asset of the Michigan Company is $1,000 cash and it has no liabilities. After the merger, the Michigan Company will have the same number of authorized, issued, and outstanding shares as the Company had before the merger. Outstanding stock certificates of the Company will evidence ownership of the same number of shares of the Michigan Company. It will not be necessary for a stockholder of the Company to take any action or to present his or her certificate for reissuance. When a certificate of the Company is presented for transfer or reissuance, a stock certificate representing the same number of shares of the Michigan Company will be issued.

A corresponding number of shares reserved for issuance pursuant to the exercise of outstanding stock options and warrants of the Company will be reserved for issuance pursuant to the exercise of options and warrants of the Michigan Company. The outstanding options and warrants of the Company that are exercisable or convertible into the Company’s common stock, as well as any new options issued under the Company’s stock option plans, will be exercisable or convertible, as the case may be, into an identical amount of the Michigan Company’s common stock.

Articles of Incorporation and Bylaws

Attached as Appendix B to this Proxy Statement is a copy of the Articles of Incorporation of Amerigon Incorporated, the surviving Michigan Company, as they will be after the merger. Although there are minor language differences between the Michigan Company’s Articles of Incorporation and the Company’s current Articles of Incorporation and Certificate of Determination of Rights, Preferences and Privileges of the Series A Preferred Stock (“Certificate of Determination”), and some provisions that are in the Company’s current Articles of Incorporation are omitted from the Michigan Company’s Articles of Incorporation because they are unnecessary in light of the Michigan Business Corporation Act, all significant provisions of the Articles of Incorporation in Appendix B are basically similar to the substantive provisions of the current Articles of

Incorporation of the Company. An additional article has been added to the Michigan Company’s Articles of Incorporation to permit action to be taken by written consent of holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize the action at a meeting in which all shares entitled to vote on the action were present and voted. A similar provision exists in the Company’s current bylaws; however, unlike the California Corporation Code which permits such action by written consent unless prohibited by a corporation’s articles of incorporation, Section 407 of the Michigan Business Corporation Act only permits such action by written consent if permitted by a corporation’s articles of incorporation. Finally, a provision in the Michigan Company’s Articles of Incorporation was inserted as a substitute for a parallel provision in the Company’s current Certificate of Determination. Section 8 of the Certificate of Determination is entitled “Repurchase of Shares” and its purpose is to exempt the Company from California Corporations Code sections that would prohibit the Company from repurchasing shares of Common Stock unless, following such repurchase, the Company’s total assets less its total liabilities is greater than the liquidation preference payable on dissolution to holders of outstanding preferred stock. It should be noted that the applicable sections of the California Corporations Code do not expressly provide that they may be circumvented by a corporation’s certificate of determination, so there is some uncertainty as to whether the provision in the Company’s current Certificate of Determination is effective. Nonetheless, as the intention of the current provision in the Certificate of Determination seems clear, a parallel provision in the Michigan Company’s Articles of Incorporation, Article III, Section C(8), has been added to ensure that a similar limitation in the Michigan Business Corporation Act is not applicable to the surviving corporation. Although it is not clear that the limitation in the Michigan Business Corporation Act actually requires the Articles of Incorporation to expressly exempt a corporation from such limitation as it may relate to share repurchases in order for such repurchases to be exempt, the Michigan act clearly permits such exemption language and all doubt is removed by the inclusion of the express language of Article III, Section C(8).

The bylaws of the surviving corporation, which will be the bylaws of the Michigan Company, are substantially similar to the current bylaws of the Company. Minor differences reflect variations between California and Michigan law. Both the Company’s current bylaws and the bylaws of the Michigan Company provide that amendments may be made by the stockholders or by the Board of Directors.

Other Changes

The surviving corporation, the Michigan Company, will be a resident of the State of Michigan and its name will be changed to Amerigon Incorporated. It will assume and be liable for all of the obligations of the Company and will succeed to all of its rights and privileges. Article II of the Articles of Incorporation of the Michigan Company states the nature of the business of the Company in terms sufficient to permit the Company to engage in any lawful act or activity for which corporations may be organized under the Michigan Business Corporation Act. While the language differs from the provisions of Article II of the current Articles of Incorporation of the Company, it is believed that there is no material difference in the scope of business authorized by these provisions. There will be no change in the nature or character of the business as a result of the merger. The Boards of Directors of the Company and of the Michigan Company may modify the Agreement of Merger as they mutually agree, provided that no such modification may materially adversely affect the California Company’s stockholders.

Taxability

The Company believes that the merger, if effected, will constitute a tax-free reorganization under applicable provisions of the Internal Revenue Code and that no taxable gain or loss will be realized by stockholders as a result thereof under applicable provisions of the Internal Revenue Code.

Vote Required for Approval

The affirmative vote of a majority of the shares of the common stock and preferred stock of the Company, voting together as a single class and on an “as-converted” basis, is required for approval of the proposed merger. Appraisal rights are not available to stockholders objecting to the merger.

The Board of Directors unanimously recommends a vote FOR the proposal to change the Company’s State of Incorporation from California to Michigan.

3. Approve an Amendment to the Company’s Amended and Restated 1997 Stock Incentive Plan

The stockholders are being asked to approve an amendment (the “Amendment”) to the Company’s Amended and Restated 1997 Stock Incentive Plan (the “1997 Plan”). The Amendment would (1) increase the number of options automatically granted to directors who are not officers or employees of the Company or any of its subsidiaries (“Non-Employee Directors”) upon initial election to the Board of Directors and each year thereafter, and (b) eliminate the limitation on the number of shares that may be delivered pursuant to options granted under the plan that qualify as incentive stock options. Below is a summary of these two items.

Summary of Amendment

Increase in Options Automatically Granted to Non-Employee Directors. Upon their initial election or appointment to the Board of Directors, the 1997 Plan currently provides that Non-Employee Directors shall be automatically granted an option to purchase 5,000 shares of the Company’s common stock (“Common Stock”). The 1997 Plan also provides that on the first business day of each calendar year during the term of the plan, Non-Employee Directors who were previously elected or appointed to the Board of Directors shall be automatically granted an option to purchase 5,000 shares of Common Stock. The purchase price per share of the Common Stock that may be purchased under any options granted pursuant to the foregoing provisions (the “Automatic Options”) is 100% of the fair market value of the Common Stock on the date the options are granted. Each of the Automatic Options is exercisable beginning on the first anniversary of the date of grant and expires on the tenth anniversary of the date of grant. The Amendment, if approved by the stockholders, will increase the number of shares of Common Stock purchasable under the Automatic Options from 5,000 to 10,000. All other terms of the Automatic Options would remain unchanged.

Elimination of the Limitation on the Number of Shares that may be Delivered Pursuant to Options Granted under the Plan that Qualify as Incentive Stock Options. The 1997 Plan limits the aggregate number of shares of Common Stock that may be delivered pursuant to all grants of stock options, restricted stock awards and stock bonuses (“Awards”) granted under the plan to 1,800,000 (the “Aggregate Limitation”). Of this amount, the 1997 Plan currently limits the number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options (“ISOs”) to 1,240,000 shares (the “Incentive Stock Option Limitation”). The Amendment, if approved by the stockholders, would eliminate the Incentive Stock Option Limitation. As a result, the number of shares of Common Stock that may be delivered pursuant to options qualified as ISOs would only be limited by Aggregate Limitation applicable to all Awards granted under the 1997 Plan.

Purpose of the Amendment. The Board of Directors approved the Amendment, subject to stockholder approval, based in part on the belief that the increase in the number of Automatic Options and the elimination of the Incentive Stock Option Limitation is necessary to attract, motivate, reward and retain highly skilled individuals. The Board believes that current market conditions require an increase in the number of options automatically provided to directors so that the Company may attract and retain experienced, knowledgeable and motivated individuals to sit as a member of the Board. The Board also believes that the availability of ISOs is necessary as a tool to attract and retain qualified employees and align their interests with those of the Company’s stockholders. The ultimate goal of the Board in recommending approval of the Amendment is to maximize shareholder value by ensuring the Company is directed and managed by highly competent and highly motivated individuals.

Future Board Amendments. The provisions of the 1997 Plan and rules promulgated by The Nasdaq Stock Market give the Board of Directors the authority to make certain changes to the 1997 Plan without stockholder approval. The Board has not made any such amendment since the stockholders approved the 1997 Plan in its current form; however, the Board does anticipate amending the 1997 Plan if the stockholders approve the proposal to change the Company’s state of incorporation from California to Michigan. In such event, the Board anticipates changing the laws that govern the 1997 Plan, the grant of Awards under the Plan, and all documents evidencing Awards from the laws of the State of California to the laws of the State of Michigan.

Material Features of the Plan

The principal terms of the 1997 Plan are summarized below. Such summary assumes approval of the Amendment by the stockholders and is qualified in its entirety by reference to the full text of the 1997 Plan, which is attached to this Proxy Statement as Appendix D, and the Amendment, which is attached to this Proxy Statement as Appendix E.

Awards. The 1997 Plan was adopted to promote the success of the Company by providing an additional means to attract, retain, motivate and reward key employees and non-employee directors of the Company. The 1997 Plan accomplishes this objective by permitting Awards to employees and non-employee directors. The Awards are intended to provide incentives related to the financial performance of the Company. The 1997 Plan expires in 2007; however, any awards issued prior to the expiration of the 1997 Plan will continue to exist until they expire by their terms.

Administration. The 1997 Plan provides that it may be administered by the Board of Directors or a committee consisting of two or more directors who meet certain independence criteria. The 1997 Plan is currently administered by the Compensation Committee of the Board of Directors (the “Committee”); however, as a routine matter the Compensation Committee chooses to recommend Awards to the Board of Directors for its approval before granting Awards under the 1997 Plan. The Committee has broad authority with respect to Awards granted to officers, key employees of the Company or its subsidiaries (collectively “Eligible Employees”) or Non-Employee Directors (together with Eligible Employees, “Eligible Persons”). The Committee has the authority to (1) select the Eligible Persons to receive Awards (the “Participants”); (2) determine the number of shares that are subject to Awards and the specific terms and conditions of Awards, including the price (if any) to be paid for the shares and/or the Awards and any vesting criteria; (3) cancel, modify or waive the Company’s rights to, or modify, discontinue, suspend or terminate any or all outstanding Awards, subject to any required consents; (4) accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum ten year term; (5) permit a Participant to pay the exercise price of a stock option granted under the plan (an “Option”) or the purchase price of any shares in one or a combination of the following methods: (a) in cash or by electronic funds transfer; (b) by check payable to the order of the Company; (c) by notice and third party payment in such manner as may be authorized by the Committee; or (d) by the delivery of shares of Common Stock already owned by the Participant; (6) approve the forms of Award agreements and construe and interpret the 1997 Plan and make all other determinations necessary or advisable for the administration of the 1997 Plan; and (7) delegate ministerial, non-discretionary functions to officers and employees of the Company.

Eligibility. Any officer, key employee of the Company or its subsidiaries or Non-Employee Director is eligible to be granted discretionary Awards under the 1997 Plan. In addition, Non-Employee Directors are automatically granted Nonqualified Stock Options as described below (see “Options under the Non-Employee Director Program”). Currently, there are five Non-Employee Directors.

Shares Available for Awards. As of December 31, 2005, 1,485,409 shares of the Company’s common stock have either been issued pursuant to options exercised under the 1997 Plan or are to be issued upon the exercise of outstanding options under the 1997 Plan. The aggregate number of shares that may be delivered pursuant to all Awards under the 1997 Plan is 1,800,000 shares of the Company’s common stock. A maximum of: 1,240,000 shares may be subject to ISOs granted under the plan; however, if the Amendment is approved, this limitation will be removed. 250,000 shares may be issued subject to Awards under the 1997 Plan to any one Eligible Person in any calendar year. Each share limit and the number and kind of shares available under the 1997 Plan and the exercise price of Options are subject to adjustment in the event of (1) certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and (2) extraordinary dividends or distributions of property to the stockholders. Shares subject to Awards that are not exercised or that expire or are cancelled will again become available for regrant and award purposes under the 1997 Plan to the extent permitted by law. If an Award is settled only in cash, it need not be counted against any of the share limits described above.

Types of Awards. The Awards permitted under the 1997 Plan include the grant of Options, stock bonuses and restricted stock awards. Except as may be provided in an applicable Award Agreement, no Option granted under the 1997 Plan may be exercisable or may vest until at least six months after the Award Date. Each Award will expire on the date determined by the Committee, but an Option or other right to acquire common stock may not expire more than ten years after the date of the Award.

Discretionary Stock Options. An option is the right to purchase shares of common stock at a future date at a specified price (the “Option Price”) during a specified term not to exceed ten years. The Option Price of any Options granted to Eligible Persons under the 1997 Plan is determined by the Committee at the time of the grant; provided, that the Option Price for ISOs granted to an employee Participant under the 1997 Plan may not be less than 100% (110% in the case of an ISO granted to a Participant who owns or is deemed to own more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the common stock on the date of grant. ISOs are a particular type of option made under circumstances and on terms that comply with certain provisions of the Internal Revenue Code (the “Code”). An Option granted to an eligible employee may either be an ISO or a Nonqualified Stock Option (“NQSO”). Non-Employee Directors are only eligible to be granted NQSOs. An ISO may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the Option Price is at least 110% of the fair market value of shares of common stock subject to the Option and such Option by its terms is not exercisable after expiration of five years from the date that the Option is granted. To the extent that the aggregate fair market value (defined for this purpose as the fair market value of the stock subject to the Options as of the date the Options are granted) of stock with respect to which ISOs first become exercisable in any calendar year exceeds $100,000 (taking into account stock subject to ISOs granted under the 1997 Plan or any other plan), these Options will be treated as NQSOs. ISO tax consequences differ, and ISOs are subject to more restricted terms by the Code and the 1997 Plan. The Committee may grant one or more Options to any Eligible Persons. If the optionee ceases to be employed by or provide service to the Company, the Committee may determine the effect of termination on the rights and benefits under the Options and in doing so may make distinctions based upon the cause of termination or otherwise.

Options Automatically Granted to Non-Employee Directors. The 1997 Plan provides that each person who first becomes a Non-Employee Director after the Annual Meeting will automatically be granted an option to purchase 5,000 shares of Common Stock at the time of his or her election to the Board. In addition, on the first business day of each calendar year during the term of the 1997 Plan, each Non-Employee Director then continuing in office will automatically be granted a NQSO to purchase 5,000 shares of Common Stock. These options are referred to herein as the “Automatic Options”. If the proposed Amendment is approved, the number of shares purchasable under each Automatic Option granted after the date of approval will increase from 5,000 shares of Common Stock to 10,000 shares of Common Stock. Each Automatic Option will have a purchase price per share equal to the Fair Market Value of the Common Stock on the date of grant. The Automatic Options become exercisable on the first anniversary of the date of grant and, unless earlier terminated, expire ten years after the date of grant. Full payment for shares purchased must be paid in full at the time of exercise, payable in cash, by check or by delivering shares of Common Stock already owned by the Non-Employee Director. If a

Non-Employee Director’s service as a member of the Board of Directors is terminated for any reason other than death, total disability or retirement, any portion of an Automatic Option granted to such individual that is not then exercisable will terminate. Any portion of the Automatic Option that is then exercisable will remain exercisable for two years after his or her service terminates or until the expiration of the Automatic Options’ stated term, whichever occurs first. If a Non-Employee Director’s service as a member of the Board is terminated by reason of his or her death or total disability, then all Automatic Options granted to the Non-Employee Director (whether or not vested at such time) will become immediately exercisable and remain exercisable for a period of two years after the effective date of the Non-Employee Director’s termination of service or until the original expiration of the Automatic Options’ stated term, whichever first occurs. If a Non-Employee Director retires on or after age 65 and after ten years of service as a director, all Automatic Options granted to the Non-Employee Director will become immediately exercisable and may be exercised for five years after the date of retirement or until the expiration of the Automatic Options’ stated term, whichever occurs first.

Restricted Stock Awards. A Restricted Stock Award is an award typically for a fixed number of shares of Common Stock, which are subject to vesting or other restrictions (the “Restricted Stock”). The Committee must specify the price, if any, or services the recipient must provide for the shares of Restricted Stock, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions (for example, restrictions on transfer) imposed on the shares. If the recipient ceases to be employed by or provide service to the Company, the Committee will determine the effect of termination on the Restricted Stock and in doing so may make distinctions based upon the cause of termination or otherwise.

Stock Bonuses. A Stock Bonus represents a bonus in shares for services rendered. The Committee may grant stock bonuses to any or all Eligible Persons to reward special services, contributions or achievements or for past services in the ordinary course, in such manner and on such terms and conditions (including any restrictions on the shares) as the Committee may determine from time to time. The number of shares so awarded will be determined by the Committee and may be granted independently or in lieu of cash bonuses or other awards.

Adjustments; Acceleration. The 1997 Plan provides for certain adjustments to Awards granted under the 1997 Plan upon the occurrence of certain specified events. The number and kind of shares available under the 1997 Plan, as well as the number, kind and price of shares subject to outstanding Awards, are subject to adjustment in the event of a reorganization, merger, sale of assets, recapitalization, stock split, stock dividend, exchange offer or similar event. Adjustments to Automatic Options granted to Non-Employee Directors may only be made to the extent that such adjustments (1) are consistent with applicable law, (2) are, in the case of a Change in Control Event (See Section 6 of the 1997 Plan for the definition of a Change in Control Event), effected pursuant to a plan of reorganization approved by stockholders, and (3) are consistent with adjustments to Awards granted under the 1997 Plan held by persons other than executive officers or directors of the Company. The 1997 Plan also generally provides for full vesting and acceleration of Awards (subject to certain limitations applicable to persons subject to Section 16 of the Exchange Act) upon a Change in Control Event affecting the Company. The Committee may, however, prior to the Change in Control Event, determine that there will be no such acceleration of benefits with respect to Options granted at the discretion of the Committee. In certain circumstances, Awards that have been fully accelerated and that have not been exercised prior to the occurrence of certain events will terminate unless provision has been made for their survival, exchange, substitution, exchange or other settlement.

Modifications to Awards. Generally speaking, outstanding Options and other Awards may be amended by the Committee (except as to repricing), but the consent of the holder is required if the amendment materially adversely affects the holder. In no case will the exercise price of any Option granted under the 1997 Plan be reduced (by amendment, substitution, cancellation and regrant or other means), unless authorized by the stockholders. Adjustments resulting from anti-dilution provisions of the 1997 Plan or a recapitalization, reorganization, or similar transaction affecting the underlying securities are not considered repricing.

Transfer Restrictions. Subject to customary exceptions, rights and benefits under Awards under the 1997 Plan are not transferable by the recipient other than by will or the laws of descent and distribution, and are generally only exercisable by the Participant (or, if the Participant has suffered a disability, his or her legal representative). The Committee may, however, permit certain transfers of an Award if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes to certain related persons or entities and without consideration (other than nominal consideration), or in certain other circumstances.

Termination of or Changes to the 1997 Plan. The Board of Directors may, without stockholder approval, terminate, suspend, modify or amend the 1997 Plan at any time. The Board of Directors may not, however, increase the maximum number of shares which may be delivered pursuant to Awards granted under the 1997 Plan, materially increase the benefits accruing to Participants under the 1997 Plan or materially change the requirements as to eligibility to participate in the 1997 Plan without obtaining stockholder approval. Unless required by applicable law, or deemed necessary or advisable by the Board of Directors, stockholder approval of amendments in addition to those in the preceding sentence will not be required. No new Award may be granted under the 1997 Plan after April 24, 2007, but the 1997 Plan may be terminated prior to that time by the Board of Directors. In the event the 1997 Plan is terminated, the applicable provisions of the 1997 Plan and the Committee’s authority will continue with respect to any Awards still outstanding.

Federal Income Tax Consequences of Options Under the 1997 Plan. The federal income tax consequences of the 1997 Plan under current federal law, which are subject to change, are summarized in the following discussion of general tax principles applicable to the 1997 Plan. The summary is not intended to be exhaustive and does not describe state and local tax consequences. The Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the Option Price and the fair market value of the shares at the time a NQSO is exercised. With respect to Incentive Stock Options, the Company is generally not entitled to a deduction nor does the Participant recognize income, either at the time of grant or exercise or (provided that the Participant holds the shares at least two years after the date of grant and one year after exercise) at any later time. Rather, the Participant receives capital treatment (gain or loss) on the difference between his basis and the ultimate sales price. The current federal income tax treatment of other Awards authorized under the 1997 Plan are generally as follows: Restricted stock is taxed at the time of vesting (although Participants may elect earlier taxation and convert future gains to capital gains) and bonuses are generally subject to tax when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time that the Participant recognizes income. If an Award is accelerated under the 1997 Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payment”) in excess of average annual base salary if the parachute payment exceeds certain threshold limits under the Code; related excise taxes also may be triggered. Furthermore, if compensation attributable to Awards is not performance-based within the meaning of 162(m) of the Code, the Company may not be permitted to deduct aggregate compensation to certain executive officers that is not performance-based, to the extent that it exceeds $1,000,000 in any tax year.

Specific Benefits

The following chart presents the benefits that will be received during the remaining term of the 1997 Plan by certain individuals pursuant to the delivery of Automatic Options under the 1997 Plan if the proposed amendment is approved by the stockholders:

Amended and Restated 1997 Stock Incentive Plan, as amended by the Amendment
Name(s) and Position(s)	Number of Shares Underlying Automatic Options
Each Named Executive Officer (see “Executive Compensation Table” in the Proxy Statement for description of individuals included in this group, including name and position)	Not Eligible	(1)
All Current Executive Officers as a Group	Not Eligible	(1)
All Current Non-Executive Directors	100,000	(2)(3)
All Non-Executive Officer Employees	Not Eligible	(1)

(1)	These individuals are not eligible to receive Automatic Options under the 1997 Plan. They are eligible to receive future discretionary Awards under the 1997 Plan, but the proposed Amendment does not change this and the amounts and dollar values of such discretionary awards are not determinable. The proposed Amendment would permit a greater number of shares to be delivered pursuant to options qualified as Incentive Stock Options and while such change is expected to increase the number of Incentive Stock Options delivered to executive officers and employees in future years, such change does not result in a direct benefit to any individual nor do we expect that such change would have had any impact on benefits paid to any individual if it had been in effect for fiscal year 2004.
(2)	Represents the aggregate number of shares subject to grants of Automatic Options for calendar years 2006 through 2007, assuming, among other variables, that there continue to be five eligible Non-Employee Directors and that the 1997 Plan is not terminated or amended prior to the date on which the last Award may be granted thereunder, April 24, 2007. Such Automatic Options will be in the form of options to purchase Common Stock at 100% of the fair market value of the Common Stock on the date the options are granted; as a result, the dollar value of such options is not applicable.
(3)	If the Amendment had been in effect for fiscal year 2004, we expect that the Board of Directors would not have granted discretionary Awards to each Non-Employee Director in the form of options to purchase 5,000 shares of Common Stock. As a result, we expect that the aggregate number of shares purchasable under options granted to Non-Employee Directors in fiscal year 2004 would not have been materially different had the Amendment been in effect for such year.

The Board of Directors has not approved any Awards that are conditioned on stockholder approval of the Amendment. For information regarding awards granted to our Directors and Named Executive Officers, see the material under the headings “Director Compensation” and “Executive Compensation” below.

Interested Directors

All current members of the Board of Directors are eligible to receive Automatic Options under the 1997 Plan and, therefore, have a personal interest in the approval of the Amendment as it relates to the increase in the number of Automatic Options. None of the current member of the Board of Directors is eligible to receive an option qualified as an Incentive Stock Option.

Vote Required

Approval of the Amendment requires a vote in favor of the proposal by a majority of the shares represented and voting with respect to the proposal.

The Board of Directors unanimously recommends a vote FOR the proposal to amend the 1997 Stock Incentive Plan.

BOARD OF DIRECTORS

Summary of Election of Directors

There are five nominees for election to the Board of Directors of the Company. Detailed information concerning each nominee is provided below.

The Company’s Articles of Incorporation grant the common stockholders the right to elect two nominees to the Board of Directors. In accordance with Nasdaq listing requirements, a majority of the independent members of the Company’s Board of Directors have nominated Francois J. Castaing and James J. Paulsen for election by the common stockholders.

The Company’s Articles of Incorporation also grant the Series A preferred stockholders the right to elect five nominees to the Board of Directors. However, at the request of the holders of all of the outstanding Series A preferred stock, only three individuals are nominated for election to the Board of Directors by the Series A preferred stockholders: John W. Clark, Oscar B. Marx III and Paul Oster. This limitation was requested by the Series A preferred stockholders as a mechanism to cause the Board of Directors to be comprised of a majority of independent directors as required by Nasdaq listing requirements. The request of the Series A preferred stockholders does not affect the number of individuals nominated and eligible for election by the common stockholders. In accordance with the Company’s Bylaws and California law, the two vacancies created on the Board of Directors as a result of the reduced number of nominations may be filled at any time by either a vote of a majority of the shares of Series A preferred stock or by the Board of Directors. If the Board of Directors fills any such vacancy, however, holders of a majority of the shares of Series A preferred stock would be entitled to remove such individual from the Board of Directors and, thereafter, only a majority of the shares of Series A preferred stock would be entitled to fill such vacancy. If the stockholders approve the proposal to change the Company’s state of incorporation to Michigan, the Company’s Articles of Incorporation and Michigan law would govern the filling of any vacancy on the Board of Directors, but the foregoing procedure would remain the same.

All directors are elected annually and serve a one-year term until the next annual meeting. If any of the nominees become unavailable to stand for re-election at the Annual Meeting, the Board of Directors may designate a substitute and proxies not withholding votes for the original nominee will be cast for the substitute. Proxies may not be voted for a greater number of persons to the Board of Directors than the number of nominees named herein. The following table sets forth certain information regarding the five nominees for election to the Board of Directors for one-year terms.

Nominees for Election to the Board of Directors

Name	Age	Business Experience	Director Since

NOMINEES FOR ELECTION BY THE COMMON STOCKHOLDERS
Francois J. Castaing	59	Retired in 2000 as technical advisor to the Chairman of DaimlerChrysler Corporation. Prior to his retirement, Mr. Castaing spent thirteen years with Chrysler Corporation in senior vice-presidential positions. From 1980 to 1987, Mr. Castaing was Vice President of Engineering and Group Vice President Product and Quality of American Motors, until Chrysler acquired that company. Mr. Castaing began his career with Renault as Technical Director for Renault Motorsport Programs. Mr. Castaing is currently Chairman of the Detroit Science Center, Chairman Emeritus of the French American Chamber of Commerce, Michigan Chapter and Chairman of the French American Automotive Business Association.	2001

Name	Age	Business Experience	Director Since
James J. Paulsen	65	Retired Ford Motor Company senior executive. Until his retirement in 1995, Mr. Paulsen served as President of Ford’s China Operations, with responsibilities for initiating Ford’s entry into the China market. He was also Executive Director of the Corporate Quality Control Office reporting to the company President. Mr. Paulsen has served as General Manufacturing Manager for several of Ford’s major component divisions.	1999

NOMINEES FOR ELECTION BY THE SERIES A PREFERRED STOCKHOLDERS
John W. Clark	60	Managing Member of Westar Capital LLC, a private equity investment company, since 1995. From 1990 to May 1995, Mr. Clark was a private investor. Prior to 1990, he was President of Valentec International Corporation, a producer of metal and electronic components for military and commercial products. Mr. Clark is a director of the following publicly-traded company: Akrion, Inc. (initial public offering pending). Mr. Clark is also a director of the following privately-held companies: All Post, Inc., Doskocil Manufacturing Company, Inc., GLH, Inc., Igloo Products Corp., and Soff-Cut International, Inc.	1996
Oscar B. Marx, III	66	Chairman of the Board of Directors since 1999 and Chief Executive Officer of the Company from October 2001 through March 2003. Prior to becoming CEO of Amerigon, Mr. Marx served as President and CEO of TMW Enterprises, a private investment firm located in Troy, Michigan, since 1995. In 1994, Mr. Marx was President and Chief Executive Officer of Electro-Wire Products (predecessor to TMW Enterprises), a major supplier of electrical distribution systems to the automotive industry. Mr. Marx retired from Ford Motor Company in 1994 as Vice President of its Automotive Components Group (currently known as Visteon Corporation). Mr. Marx is currently a director of publicly traded Parametric Technology Corporation and the following privately-held companies: Pullman Industries, Inc. and Ritz Interactive, Inc.	1999
Paul Oster	48	Chief Financial Officer of TMW Enterprises since 1995. Prior to his affiliation with TMW Enterprises, Mr. Oster was Corporate Controller of Electro-Wire Products (predecessor to TMW Enterprises), a major supplier of electrical distribution systems to the automotive industry. Mr. Oster, prior to joining Electro-Wire in 1988, was Chief Financial Officer of a publicly traded factory automation supplier. Mr. Oster is a Certified Public Accountant, having previously worked for Price Waterhouse and Ernst & Whinney. Mr. Oster is a director of privately-held Pullman Industries, Inc.	1999

The Board of Directors unanimously recommends a vote FOR each of the nominees.

ADDITIONAL BOARD OF DIRECTOR

AND CORPORATE GOVERNANCE INFORMATION

Board Meetings and Attendance by Directors

During 2004, six regular meetings and one special meeting of the Board of Directors were held and each director attended 75% or more of the total number of Board of Directors’ meetings and 75% or more of the total number of meetings held by all committees on which he served.

Annual Meeting of Shareholders and Attendance by Directors

The Board of Directors adopted the following policy with regard to director attendance at annual meetings:

Members of the Board of Directors are strongly encouraged to attend the Company’s annual meeting of shareholders in person. If attendance in person is not possible, members of the Board of Directors are strongly encouraged to attend the Company’s annual meeting of shareholders via telephone or similar communication equipment. The Board of Directors will use reasonable efforts to schedule the annual meeting of shareholders on such a date so as to maximize the attendance of its members.

At the 2004 Annual Meeting of Shareholders, four board members were in attendance: Francois J. Castaing, Oscar B. Marx, III, Paul Oster and James J. Paulsen.

Independence of the Board of Directors

Upon consideration of the criteria and requirements regarding director independence set forth in rules promulgated by The Nasdaq Stock Market (“Nasdaq”), the Board of Directors has determined that, upon election of the above nominees for director, a majority of the members of the Board of Directors will be “independent directors” as such term is defined in Nasdaq listing requirements. Specifically, the Board has determined that Messrs. Castaing, Clark and Paulsen meet such criteria and requirements. The foregoing directors are sometimes referred to herein as the “Independent Directors.” The Independent Directors meet in a separate executive session following each regular meeting of the Board of Directors.

Nominations

The Board has determined that, for efficiency reasons, it is appropriate for the Company not to form a nominations committee but instead to have all nominations for director positions (excluding those nominations legally belonging to the Series A Preferred shareholders) determined by a majority of the Independent Directors meeting in executive session. The Independent Directors, Messrs. Castaing, Clark and Paulsen, all participated in the determination of this year’s nominees for election to the Board of Directors by the common stockholders. All nominees for election to the Board of Directors by the common stockholders are current members of the Board of Directors and are standing for re-election.

With respect to the directors that are to be elected by the common stockholders, the Board of Directors has determined it is important that the Company, as a relatively small yet very technically-oriented company, have, as directors, individuals that have sufficient technological experience in the industry in which the Company operates. Because the number of security holders of the Company is relatively small, and the above qualifications are sufficiently specific, the Board has determined that no formal policy is necessary with regard to the consideration of any director candidates recommended by security holders; notwithstanding the absence of such a formal policy, the Board is willing to accept recommendations from security holders of director candidates. Security holders interested in nominating director candidates must comply with the procedures outlined in the section below-entitled “Security Holder Communication to the Board of Directors.”

With respect to the directors that are to be elected by the common stockholders, the Independent Directors, meeting in executive session, will consider all nominees for director positions proposed by security holders, management or other directors in the same manner. The Independent Directors will select, from the list of such proposed candidates for additional review, those candidates it considers to be qualified. A person’s automotive industry experience, contacts in the automobile industry, judgment, technical expertise, financial expertise, independence and understanding of Amerigon’s business are all qualifications considered to be desirable by the Independent Directors. The Independent Directors may, if they so choose, discuss such candidates with the full Board of Directors for additional input. The Independent Directors then will decide whether to invite the candidate to be a nominee for election to the Board of Directors.

Compensation Committee

The Company’s Compensation Committee bears responsibility for evaluating the Chief Executive Officer’s and all other executive officers’ performance, including with respect to any established goals and objective, and reviewing and making recommendations to the Board with respect to all direct and indirect compensation, benefits and perquisites (cash and non-cash) for the executive officers based on such evaluation. The Company’s Compensation Committee is comprised of two Independent Directors, Messrs. Clark and Paulsen. The Compensation Committee held four meetings during 2004.

Audit Committee

The Audit Committee represents the Board of Directors in discharging its responsibility relating to the accounting, reporting, and financial practices of the Company and has general responsibility for surveillance of internal controls and accounting and audit activities of the Company. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was attached as an appendix to the Company’s 2003 proxy statement and may be obtained free of charge by delivering written request to: Sandra L. Grouf, Secretary, Amerigon Incorporated, 500 Town Center Drive, Suite 200, Dearborn, Michigan 48126-2716. The Company’s Audit Committee is composed of the three Independent Directors, Messrs. Castaing, Clark and Paulsen. The Audit Committee held four meetings during 2004.

Under Nasdaq listing requirements, listed companies must have audit committees comprised of at least three members who meet a heightened standard of independence. Upon consideration of the criteria and requirements regarding such heightened standard of independence, the Board of Directors has determined that the members of the Audit Committee meet such criteria and requirements and are “independent” for such purposes.

The Board has also reviewed the experience, qualifications and skills of each member of the Audit Committee and determined that Mr. Clark, (who, as noted above, meets the Nasdaq heightened standard of independence for audit committee purposes) is an “audit committee financial expert,” as such term is used in Item 401 of Regulation S-K promulgated under the Securities Act of 1933 and the Securities Exchange Act of 1934. Mr. Clark’s experience that qualifies him as our Audit Committee Financial Expert includes certified public accounting experience, serving as manager and president of public accounting firms, and a Bachelor of Science in Business with an emphasis in accounting.

Security Holder Communication to the Board of Directors

Security holders wishing to send communications directly to the Board of Directors or to a specific member of the Board of Directors are asked to send such communications via U.S. Mail to the attention of the Company’s Secretary, Sandra L. Grouf, at 500 Town Center Drive, Suite 200, Dearborn, MI 48126-2716. Security holders sending such communications should clearly mark the item as intended for delivery to the Board of Directors or to a specific member of the Board of Directors of Amerigon. Ms. Grouf has been instructed by the Board to screen each communication so received only for the limited purposes of ascertaining (1) whether such communication is indeed from a security holder and (2) whether such communication relates to Amerigon. Ms. Grouf will promptly forward copies of all such communications that pass her limited screening to each member of the Board, in the case of communications to the entire Board, or to the particular member addressee. Delivery by Ms. Grouf will be completed by mail, facsimile or e-mail, as Ms. Grouf determines is appropriate. In the event Ms. Grouf ceases to be the Secretary of Amerigon, her successor in such office will fulfill her duties described above.

Code of Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics applicable to all directors, officers and employees of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Such code may be viewed on the Company’s website, www.amerigon.com.

DIRECTOR COMPENSATION

Non-employee directors receive the following compensation as consideration for their service in their capacity as directors, in addition to reimbursement for out-of-pocket expenses incurred in attending Board of Directors and committee meetings:

•	an annual fee of $10,000 ($50,000 for the Chairman of the Board);

•	$2,000 for Board meetings they attend;

•	$1,000 for committee they attend; and

•	pursuant to the Company’s Amended and Restated 1997 Stock Incentive Plan (the “1997 Plan”), options to purchase 5,000 shares of Company common stock on the first business day of each calendar year at an exercise price equal to the fair market value of such shares on the date of grant. These options are not exercisable until the first anniversary of the date of grant and expire on the tenth anniversary of the date of grant.

In addition to the options automatically granted as described above, during 2004 the Board of Directors granted to each non-employee director additional options to purchase 5,000 shares of common stock at an exercise price equal to the fair market value of such shares on the date of grant. These additional options were immediately exercisable and expire on the tenth anniversary of the date of grant. Such additional options were granted pursuant to the provisions of the 1997 Plan that allow the Board to make such additional grants at its discretion.

Directors who are employees of the Company or its subsidiaries are generally not paid additional compensation for serving as directors. However, in recognition of his significant contributions as a Director of the Company, during 2004 the Board of Directors granted then-director Lon Bell, President of the Company’s subsidiary, BSST LLC, an option to purchase 10,000 shares of common stock on terms identical to those of the 5,000 discretionary options granted to the non-employee directors described above. Such options were granted to Dr. Bell pursuant to the provisions of the 1997 Plan that allow the Board to grant options to employees at its discretion.

EXECUTIVE COMPENSATION

Executive Officers

Daniel R. Coker, 52, was appointed President and Chief Executive Officer in March 2003. He served on the Company’s Board of Directors from the time of such appointment until 2004. Prior to becoming President and CEO of Amerigon, Mr. Coker served as Vice President of Sales and Marketing since joining Amerigon in March 1996. Previously, he worked with Arvin, Inc., a $7 billion automotive Tier 1 component supplier, from 1986 through 1995 as Vice President and General Manager of North American Operations. Mr. Coker received his bachelor’s degree from Tennessee Technological University in 1974.

Lon E. Bell, Ph.D., 64, has served as President of BSST, our research and development subsidiary, since September 2000. Dr. Bell founded Amerigon in 1991 and served as a member of the Board of Directors until 2004. From the Company’s formation, Dr. Bell served as Director of Technology until 2000, Chairman of the Board and Chief Executive Officer until 1999, and President until 1997. Previously, Dr. Bell co-founded Technar Incorporated, which developed and manufactured automotive components. Dr. Bell served as Technar’s Chairman and President until selling majority ownership to TRW Inc. in 1986. Dr. Bell continued managing Technar, then known as TRW Technar, as its President until 1991. Dr. Bell received a bachelor’s degree in mathematics in 1962, a master’s degree in rocket propulsion in 1963, and a Ph.D. in mechanical engineering in 1968 from the California Institute of Technology.

Barry Steele, 34, was appointed Vice President Finance and Chief Financial Officer in October 2004. Prior to joining Amerigon, Mr. Steele worked since 1997 in a number of senior financial management positions, including, most recently, Vice President of Finance and Chief Accounting Officer, for Advanced Accessory Systems, LLC, a global supplier of specialty accessories to the automotive industry. Prior to 1997, Mr. Steele worked in the public accounting profession. Mr. Steele received a bachelor’s degree from Hillsdale College in 1992.

James L. Mertes, 52, has served as Vice President of Quality and Operations since 1994. He joined the Company in December 1993 as Vice President of Quality. Prior to 1993, Mr. Mertes was Director of Quality at TRW Sensor Operations, a unit of TRW Inc.

Daniel J. Pace, 53, has served as Vice President of Sales and Marketing since September 2003. He joined the Company in 1996 as National Sales Manager. Prior to 1996, Mr. Pace was Program Manager at Leckie & Associates, a Michigan based manufacturers’ representative agency.

Sandra L. Grouf, 45, has served as Treasurer and Secretary since April 1999. Ms. Grouf served as Chief Financial Officer from November 2001 to January 2003. She joined the Company in March 1998 as Manager of General Accounting and was appointed Corporate Controller in April 1999. Previously she worked with Pro-One Manufacturing Incorporated, a custom motorcycle accessory manufacturer and supplier, from 1994 through 1997, as Corporate Controller and Treasurer.

Officers of the Company serve at the pleasure of the Board of Directors.

Executive Compensation Table

The following table sets forth compensation information for 2004, 2003 and 2002 for the following “Named Executive Officers”: (1) our Chief Executive Officer (CEO), (2) our four most highly compensated executive officers other than our CEO who were serving as executive officers at the end of 2004, and (3) an individual who served as an executive officer during 2004 but was no longer an executive officer at the end of 2004.

Long-Term Compensation
		Annual Compensation			Awards
Name and Principal Position	Year	Salary		Bonus (1)	Securities Underlying Options (#)
Daniel R. Coker (2) President and Chief Executive Officer	2004 2003 2002		$237,003 205,311 190,385	$123,282 — —	60,000 — 40,000
Lon E. Bell, Ph.D. (3) President, BSST LLC	2004 2003 2002		$184,631 183,981 180,000	— — —	10,000 10,000 —
James L. Mertes Vice President of Quality and Operations	2004 2003 2002		$167,700 157,006 151,191	$54,520 — —	30,000 — 30,000
Daniel J. Pace Vice President of Sales and Marketing	2004 2003 2002		$158,403 137,082 132,000	$51,498 — —	30,000 — 10,000
William J. Wills (4) Chief Financial Officer until October 2004	2004 2003 2002		$131,376 130,000 37,128	— — —	— — 5,000
Sandra L. Grouf (5) Treasurer and Secretary; Chief Financial Officer of BSST LLC	2004 2003 2002	$ $ $	112,171 97,505 76,950	$36,468 — —	30,000 20,000 5,000

(1)	Bonus amounts shown for 2004 were earned by the executives as indicated during 2004 but were not paid until 2005.
(2)	Mr. Coker was appointed President and Chief Executive Officer in March 2003 and prior thereto was Vice President of Sales and Marketing.
(3)	See “Report of the Compensation Committee on Executive Compensation—Employment Agreements”.
(4)	Mr. Wills joined Amerigon on September 2, 2002, was appointed Chief Financial Officer on January 7, 2003 and resigned from such position on October 11, 2004.
(5)	Ms. Grouf also served as Chief Financial Officer of the Company from November 2001 to January 2003.

Option Grants in Last Fiscal Year

The following table sets forth stock options granted to the Named Executive Officers in 2004 under the Company’s 1997 Stock Incentive Plan.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/share)	Expiration Date
					5%	10%
Daniel R. Coker	60,000	15%	$4.90	5/19/2014	$184,896	$468,560
Lon E. Bell, Ph.D.	10,000	2%	$4.40	1/28/2014	$27,671	$70,125
James L. Mertes	30,000	7%	$4.90	5/19/2014	$92,448	$234,280
Daniel J. Pace	30,000	5%	$4.90	5/19/2014	$92,448	$234,280
William J. Wills	—	—	—	—	—	—
Sandra L. Grouf	30,000	7%	$4.90	5/19/2014	$92,448	$234,280

All of the options granted in 2004 are exercisable at the then current fair market value of the underlying common shares on the date of grant. If, upon exercise of such options, the Company must pay any amount for income tax withholding, then, in the Compensation Committee’s discretion, either the optionee will pay such amount to the Company or the Company will appropriately reduce the number of shares of common stock delivered to the optionee as reimbursement for such payment. The Compensation Committee may also permit the optionee to choose to have these shares withheld or to tender common shares the optionee already owns. The Compensation Committee may also make such other arrangements with respect to income tax withholding as it shall determine in its discretion.

Aggregated Option Exercises and Year-End Values

None of the Named Executive Officers exercised any options during 2004. The following table sets forth information concerning the number of unexercised stock options held by the Named Executive Officers on December 31, 2004.

	Number of Securities Underlying Unexercised Options at December 31, 2004 (#)		Value of Unexercised In-The-Money Options at December 31, 2004
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Daniel R. Coker	184,000	55,000	$154,540	$22,600
Lon E. Bell, Ph.D.	110,500	—	$73,820	—
James L. Mertes	113,000	30,000	$103,590	$16,950
Daniel J. Pace	71,000	25,000	$52,110	$5,650
William J. Wills	5,000	—	$11,300	—
Sandra L. Grouf	43,500	22,500	$26,050	—

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Our executive compensation programs are designed to provide competitive levels of compensation in order to attract, retain and motivate qualified employees; tie individual total compensation to individual performance; and align the interests of executive officers with those of our shareholders. Our executive compensation consists of three components: base salary, bonus and incentive awards.

Base Salaries.    The Committee’s policy is to provide base salaries that it believes are necessary to attract and retain qualified executives. In determining its recommendations for executive officer salaries, the Committee relies to a significant extent on its members’ knowledge of salaries paid by other companies and the recommendations of the Chief Executive Officer and, in some instances, other members of senior management, although no officer makes recommendations or participates in decisions with respect to his or her own compensation. The Committee also considers the Company’s financial resources and prospects, the salaries negotiated with new officers to attract them to the Company, the salaries paid to other executives in the Company, the different positions and duties of the Company’s executives, published industry reports, and surveys of salaries reported in proxy statements. Salaries for 2004 were determined based on a subjective evaluation of the factors described above, without giving any specific priority or weighting to any specific factors.

Bonuses.    The Committee’s policy is to recommend bonuses that compensate executive officers for achieving established Company goals. To facilitate the foregoing, in 2004 the Committee recommended to the Board of Directors, and the Board of Directors adopted, a management incentive plan designed to compensate executive officers for performance or achievements during the fiscal year. Under such plan, executive officers and certain other employees of the Company are eligible to receive an incentive bonus based on the Company’s actual performance as compared to a Board of Director approved financial plan. The Compensation Committee must recommend approval of any award under the plan and the Board of Directors must approve such award before payment to Company executives. The Compensation Committee may make adjustments to the plan at any time during the year at its discretion. The Committee may, in its discretion also award stock bonuses under the 1997 Stock Incentive Plan (the “1997 Plan”) or other cash bonuses to executive officers to recognize individual contribution to the Company’s strategic goals and objections, as determined by the Compensation Committee in its sole discretion. The Compensation Committee considers the Company’s financial resources and prospects prior to awarding any bonus.

Incentive Awards.    The Committee’s policy is to award stock options to executive officers under the 1997 Plan in amounts reflecting the executive’s position and ability to influence the Company’s overall performance, prior achievements and, for new executives, reflecting the amount necessary to attract them to the Company. The Committee’s policy is to grant options with fair market value exercise prices because it believes that such awards link the interests of management and shareholders by providing incentives for management to build shareholder value. The amounts of grants are determined based on the Committee’s subjective judgment after reviewing the executive’s position with the Company, prior achievements, other compensation paid to the executive, the number of securities remaining available for grant under the 1997 Plan, the options previously granted to the executive, the executive’s stock ownership, options granted to other executives, both currently and in the past, the Committee members’ knowledge of options granted at other companies, negotiations with potential new officers and management’s recommendations, without giving any specific priority or weighting to any specific factor. The Committee’s policy generally is to grant options that vest 25% immediately and 75% in equal amounts over three years in order to provide the executive with an incentive to remain with the Company.

Employment Agreements.    Dr. Bell is the only employee of the Company or its subsidiary, BSST LLC, to have an employment agreement. Under such agreement, Dr. Bell is entitled to an initial base salary of $180,000, which is reviewed annually by BSST. Dr. Bell is also entitled to participate in incentive savings and retirement plans, welfare benefit plans, expense reimbursement policies, fringe benefits and vacation policies that are in effect generally with respect to other executives of the Company. The agreement renews automatically every year unless Dr. Bell or BSST gives written notice to the other 30 days prior to the expiration of the then-existing term. Upon Dr. Bell’s termination, whether for disability, death or otherwise, Dr. Bell is entitled to certain severance benefits under the employment agreement. As part of his employment agreement, Dr. Bell also received an option to purchase 58,824 Class A Common Units of BSST, which vested upon the achievement of certain milestones and which were exercised by Dr. Bell during 2004. In addition, Dr. Bell has entered into a revenue sharing agreement with BSST for certain intellectual property contributed to BSST by Dr. Bell. Finally, under BSST’s limited liability company agreement, Dr. Bell has been granted certain anti-dilution and pre-emptive rights with respect to his ownership interest in BSST.

Post-Termination and Change in Control Agreements.    Under the terms of the Company’s 1997 Stock Incentive Plan and the Company’s 1993 Stock Option Plan, the occurrence of a “change in control” of the Company, as such term is defined in each plan, may result under certain circumstances in immediate of the vesting of unvested options issued under each plan. The current value of such immediate vesting to any of the “Named Executive Officers” in the proxy statement in which this report is included does not exceed $100,000. Excluding the foregoing, there are no agreements between the Company and any of its employees by which the resignation, retirement or termination of an employee, including as the result of a change in control of the Company, results in payments or other compensation owing to such employee.

Internal Revenue Code Section 162(m).    The Compensation Committee reserves the right to pay compensation to Company executives in amounts it deems appropriate regardless of whether such compensation is deductible for federal income tax purposes. The Committee believes providing the compensation it deems appropriate is more important to the Company than the potential loss of related compensation deductions, especially in light of the Company’s net operating loss carryforwards, the non-cash nature of deductions available upon the exercise of stock options, and the current levels of its base salaries and bonuses.

Chief Executive Officer Compensation.    Mr. Coker became the Company’s Chief Executive Officer in March 2003. The Compensation Committee reviews Mr. Coker’s compensation on an annual basis. Mr. Coker’s base salary, stock option awards and bonus are determined by the Compensation Committee based on achievement of pre-established performance goals, including those related to the Company’s achievement of business plan objectives, cost savings, and retention of new customers and vehicle platforms for the Company’s products. At the time of his appointment, the Compensation Committee recommended that Mr. Coker’s annual salary remain at his then-current rate of $198,000 through August 2003 at which time the Compensation Committee increased his annual salary to $220,000. Under advice of the Compensation Committee, the Board did not offer equity incentives to Mr. Coker relating to 2003. In connection with its annual review of Mr. Coker’s performance, the Compensation Committee recommended that Mr. Coker’s annual salary be increased to $241,000 beginning in September, 2004 and that he receive stock options to purchase 60,000 shares of the Company’s common stock at $4.90 per share, which options were granted on May 19, 2004. Based on the Company’s performance for fiscal year 2004 and Mr. Coker’s achievement of performance goals, the Compensation Committee recommended that Mr. Coker receive a bonus payment of $123,282 under the management incentive plan described above, to be paid in 2005. The Board of Directors approved the Compensation Committee’s recommendations with respect to the Chief Executive Officer’s compensation.

John W. Clark

James J. Paulsen

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2004, John W. Clark and James J. Paulsen comprised the Compensation Committee. No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries.

CERTAIN TRANSACTIONS

Warrant Exercises

In June 2003, Special Situations Funds and MicroCapital Funds, each greater than 5% holders of Company common stock, along with Roth Capital Partners, voluntarily exercised, in part, warrants issued to each of them in the Company’s 2002 private placement. To induce these parties to commence such partial exercise, the Company agreed that, for a 12 month period, the Company would not employ certain call rights it had with respect to the remaining unexercised warrants held by such parties. In June 2004, the Company called the remaining unexercised warrants and, as permitted by the terms of such warrants, the warrants were all exercised at their stated exercise price by the warrant holders within the established period of time. The net proceeds to the Company as a result of the exercise of these warrants in 2004 was $4,470,000.

Big Beaver Investments, LLC (“Big Beaver”) holds a warrant issued in connection with the Company’s 2002 private placement. In consideration of Big Beaver’s partial exercise of such warrant and certain other commitments to the Company made by Big Beaver, at the request of the Company, to assist the Company in certain matters, the Company agreed in June 2004 that, for the period of time ended January 31, 2005, Amerigon would not exercise certain call rights it had with respect to the remaining unexercised warrants held by Big Beaver. On February 1, 2005 the Company called such unexercised warrants and, as permitted by the terms of such warrants, Big Beaver exercised the warrants at their stated exercise price within the established period of time. The net proceeds to the Company as a result of the exercise of these warrants in 2005 was $1,421,000.

Outsourcing of Production

The Company purchases thermoelectric devices from and has outsourced a portion of its production to Ferrotec Corporation (“Ferrotec”), a greater than 5% holder of Company common stock. Purchases of labor services and components from Ferrotec were $8,907,000 and $7,071,000 for 2004 and 2003, respectively. The accounts payable balances due to Ferrotec were $948,000 and $1,160,000 at December 31, 2004 and December 31, 2003, respectively.

The Company outsources production of product for its North American customers to Millennium Plastics Technologies, LLC (“Millennium Plastics”) in Chihuahua, Mexico. Millennium Plastics is controlled by TMW Enterprises, the managing member of Big Beaver. Paul Oster, one of the nominees for election as director by the Series A preferred stockholders, is the Chief Financial Officer of TMW Enterprises. Amounts paid in 2004 and 2003 to Millennium Plastics were $3,440,000 and $2,295,000, respectively. The accounts payable balances due to Millennium Plastics were $456,000 and $329,000 at December 31, 2004 and December 31, 2003, respectively.

PERFORMANCE GRAPH

The graph below compares the performance of the common stock to that of the Auto Parts Industry Index and the Nasdaq-Market Index for the period commencing December 31, 1999 and ending December 31, 2004. The indexes assume $100 invested (on a dividend reinvestment basis) in each of Amerigon’s common stock and each index on December 31, 1999. The total shareholder returns depicted in the graph are not necessarily indicative of future performance

	Cumulative Total Return (as of December 31)
	1999	2000	2001	2002	2003	2004
Amerigon	100.00	66.67	35.67	90.33	144.07	124.67
Auto Parts Index	100.00	80.45	101.52	90.54	133.70	135.40
Nasdaq Market Index	100.00	60.71	47.93	32.82	49.23	53.46

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2004, with respect to our shares of common stock that may be issued under our existing equity compensation plans :

Plan Category	Number of Common Shares to be Issued Upon Exercise of Outstanding Options (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Shares (excluding Common Shares Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders (1997 Plan)	1,350,400	$3.16	314,591
Equity compensation plans not approved by stockholders (1993 Plan)	94,381	3.12	—

Total	1,444,781	$3.16	314,591

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of Significant Shareholders

The table below sets forth certain information regarding the beneficial ownership of the Company’s common stock and Series A preferred stock as of March 23, 2005 by each beneficial owner of more than 5% of either class. Beneficial ownership includes any shares which a person has the right to acquire within 60 days after the date of calculation, including shares that may be purchased by the exercise of stock options or the exercise of warrants to purchase stock. The “percent of class” calculation for each person is based on this inclusive definition of beneficial ownership. Except as expressly noted, each person listed has sole voting power and investment power with respect to all shares of capital stock listed as beneficially owned by such person.

	Common Stock			Series A Preferred Stock
Significant Shareholder	Amount and Nature of Beneficial Ownership		Percent of Class	Amount and Nature of Beneficial Ownership		Percent of Class
Big Beaver Investments LLC(a)	5,755,349	(b)	31.1%	4,500	(c)	50.0	%(d)
Westar Capital II, LLC(e)	2,797,498	(f)	15.4%	4,500	(c)	50.0	%(d)
Special Situations Fund III, L.P.(g)	2,368,035		15.3%	—		—
Special Situations Private Equity Fund, L.P.(g)	1,143,650		7.4%	—		—
Special Situations Cayman Fund, L.P.(g)	650,950		4.2%	—		—
Special Situations Technology Fund, L.P.(g)	53,746		*	—		—
Special Situations Technology Fund II, L.P.(g)	276,554		1.8%	—		—
“Special Situations Funds” as a group(g)	4,492,935		29.0%	—		—
MicroCapital Fund LP(h)	492,783		3.2%	—		—
MicroCapital Fund Ltd.(h)	296,931		1.9%	—		—
Price Trust UTA(h)	26,140		*	—		—
“MicroCapital Funds” as a group(h)	815,854		5.3%	—		—
Ferrotec Corporation(i)	1,200,000		7.7%	—		—
Fidelity Small Cap Stock Fund(j)	1,099,424		7.1%	—		—
Other Fidelity Funds(j)	369,900		2.4%	—		—
“Fidelity Funds” as a group(j)	1,469,324		9.5%	—		—

*	Less than 1%.
(a)	The address for Big Beaver Investments LLC is 2120 Austin Drive, Rochester Hills, MI 48309.
(b)	Includes 2,686,567 shares of common stock issuable upon conversion of 4,500 shares of Series A preferred stock and 326,087 shares of common stock issuable upon exercise of warrants.
(c)	The 4,500 shares of Series A preferred stock held by each of Big Beaver Investments LLC and Westar Capital II, LLC are separately convertible into 2,686,567 shares of common stock.
(d)	The 5,373,134 shares of common stock issuable upon conversion of all 9,000 outstanding shares of Series A Preferred Stock represented approximately 23% of the Company’s total potential common equity, comprised of issued and outstanding common stock and common stock issuable upon exercise of Series A Preferred Stock and outstanding warrants and options.
(e)	The address for Westar Capital II LLC is 949 South Coast Drive #650, Costa Mesa, CA 92626.
(f)	Includes 2,686,567 shares of common stock issuable upon conversion of 4,500 shares of Series A preferred stock.
(g)

MGP Advisors Limited (“MGP”) is the general partner of Special Situations Fund III, L.P. MG Advisers, L.L.C. (“MG”) is the general partner of and investment adviser to the Special Situations Private Equity Fund, L.P. AWM Investment Company, Inc. (“AWM”) is the general partner of MGP and the general partner of and investment adviser to the Special Situations Cayman Fund, L.P. SST Advisers, L.L.C. (“SSTA”) is the general partner of and investment adviser to the Special Situations Technology Fund, L.P. and the Special Situations Technology Fund II, L.P. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP, MG, AWM and SSTA and are principally responsible for the selection, acquisition and disposition of the portfolio securities by each investment adviser on behalf of its fund. The address for each of the foregoing parties is 153 East 53rd Street, New York, NY 10022.
(h)	MicroCapital LLC (“MCLLC”) is the general partner and investment advisor to MicroCapital Fund LP (“MCLP”), MicroCapital Fund Ltd. (“MCLTD”) and Price Trust UTA (“Price”). Ian P. Ellis (“Ellis”) is the principal owner of MCLLC and has sole responsibility for the selection, acquisition and disposition of the portfolio securities by MCLLC on behalf of its funds. The address for MCLLC, MCLP, MCLTD and Ellis is 201 Post Street, Suite 1001, San Francisco, CA 94108. The address for Price is 2400 Bridgeway, Suite 230, Sausalito, CA 94965.
(i)	The address for Ferrotec Corporation is Sumitomo Bldg. No. 6. 5-24-8 Higashi Ueno, Taito-Ku Tokyo 110 Japan.
(j)	Fidelity Management & Research Company (“Fidelity”) is a wholly-owned subsidiary of FMR Corp. (“FMR”), and an investment advisor to various investment companies, including Fidelity Small Cap Stock Fund (“Small Cap”). Edward C. Johnson, III is Chairman of FMR. Mr. Johnson and members of his family are the owners of approximately 49% of the voting equity of FMR. The address for Fidelity, FMR and Small Cap is 82 Devonshire St., Boston, MA 02109.

Beneficial Ownership of Directors and Executive Officers

The table below sets forth certain information regarding the beneficial ownership of the Company’s common stock as of March 23, 2005 by each director, each Named Executive Officer (see “Executive Compensation Table” above for description of individuals included in this group), and all of the directors and executive officers as a group. None of these individuals is the beneficial owner of the Company’s Series A preferred stock. Beneficial ownership includes any shares which a person has the right to acquire within 60 days after the date of calculation, including shares that may be purchased by the exercise of stock options. The “percent of class” calculation for each person is based on this inclusive definition of beneficial ownership. Each person listed has sole voting power and investment power with respect to all shares of capital stock listed as beneficially owned by such person.

	Common Stock
	Amount and Nature of Beneficial Ownership		Percent of Class
Directors and Executive Officers	Shares	Stock Options
Francois J. Castaing (Director)	—	44,000	*
John W. Clark (Director)	2,400	27,000	*
Oscar B. Marx, III (Director)	—	285,000	1.8%
Paul Oster (Director)	2,000	25,000	*
James J. Paulsen (Director)	—	57,000	*
Daniel R. Coker (President and CEO)	7,091	199,000	1.3%
Lon E. Bell, Ph.D. (President, BSST LLC)	163,735	110,500	1.8%
James L. Mertes (Vice President of Quality and Operations)	13,364	120,500	*
Daniel J. Pace (Vice President of Sales and Marketing) …	25,000	78,500	*
Sandra L. Grouf (Treasurer and Secretary of the Company and Chief Financial Officer of BSST)	3,493	51,000	*
All executive officers and directors as a group (11 persons), including the above individuals	217,083	1,007,500	7.4%

*	Less than 1%.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed, and discussed with management and our independent accountants, PricewaterhouseCoopers LLP, our financial statements as of December 31, 2003 and 2004 and for each of the two years in the period ended December 31, 2004. In addition, we have discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).

The Audit Committee also has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we have discussed with that firm its independence. We have considered whether the provision of permissible non-audit services is compatible with maintaining the accountant’s independence. We also have discussed with management and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

Management is responsible for internal controls and the financial reporting process. PricewaterhouseCoopers LLP is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the report of PricewaterhouseCoopers LLP with respect to the audited financial statements, and relying thereon, we have recommended to the Board of Directors the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

It is the Company’s Audit Committee’s policy and practice to review and approve in advance all services, audit and non-audit, to be rendered by the independent auditor. The Audit Committee does not delegate this responsibility or any other committee function to Company management. Fees paid to the independent auditor for 2004 and 2003 (in thousands), all which were approved by the Audit Committee in accordance with its established policies and procedures, were as follows:

	2004	2003
Audit	$136	$129
Audit-Related Fees: Audit Opinion Consent Letter for S-3 Filing	5	—
Tax Fees: Tax Consulting	3	11
Other Fees	—	—

	$144	$140

PricewaterhouseCoopers LLP have been selected to continue to serve as our independent accountants for 2005. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they so choose. They will also be available to respond to appropriate questions at such time.

Submitted by the Audit Committee of the Board of Directors:

John W. Clark

Francois J. Castaing

James J. Paulsen

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Based on the written representations of our directors and officers and our review of the copies of Form 3 and Form 4 reports filed with the Securities and Exchange Commission that were furnished to us during the year ended December 31, 2004, we believe that the only failure on the part of our directors, officers and 10% beneficial owners of our common stock to file, on a timely basis, reports required by Section 16(a) are as follows: two late reports on Form 4 were inadvertently filed on behalf of each of George L. Argyros and Westar Capital II LLC; one pertaining to a single exercise of warrants to purchase common stock and the other pertaining to a single sale of common stock, and one late report on Form 4 was inadvertently filed on behalf of Thomas M. Wheeler, Big Beaver Investments LLC, Oscar B. Marx III and Paul Oster pertaining to a single exercise of warrants to purchase common stock.

OTHER MATTERS

If any matters not referred to in this proxy statement should properly come before the Annual Meeting, the holders of your proxy will vote your shares in accordance with their judgment. We are not aware of any such matters that may be presented for action at the Annual Meeting. Your proxy may also vote your shares on matters regarding the conduct of the Annual Meeting.

Enclosed with this proxy statement is our Annual Report for the year ended December 31, 2004. The Annual Report is enclosed for the convenience of shareholders only and should not be viewed as part of the proxy solicitation material. If any person who was a beneficial owner of common stock or Series A preferred stock on the record date for the Annual Meeting desires additional copies of the Annual Report, they will be furnished without charge upon receipt of a written request. The request should identify the person making the request as a stockholder as of the record date and should be directed to the Secretary of Amerigon Incorporated, 500 Town Center Drive, Suite 200, Dearborn, MI 48126-2716.

By Order of the Board of Directors,

Daniel R. Coker

President and Chief Executive Officer

Appendix A

PLAN OF MERGER

This Plan of Merger (the “Agreement”) is made and entered into this 23rd day of March, 2005, by and between Amerigon Incorporated, a California corporation (the “California Company”) and Amerigon Michigan, Inc., a Michigan corporation (the “Michigan Company”) (the California Company and the Michigan Company are sometimes referred to herein individually as a “Merging Company” and, collectively, as the “Merging Companies”).

RECITALS

WHEREAS, the Michigan Company is a wholly owned subsidiary of the California Company; and

WHEREAS, the Merging Companies desire that the California Company merge with and into the Michigan Company, which shall be the surviving corporation, in the manner and upon the terms and conditions set forth in this Agreement; and

WHEREAS, the California Company’s Amended and Restated Articles of Incorporation were filed on April 23, 1993 with the Secretary of State of the State of California and amended on May 31, 2000, August 22, 2000 and June 10, 2002, and the California Company’s Certification of Determination of Rights, Preferences and Privileges of the Series A Preferred Stock was filed with the Secretary of State of California on May 26, 1999 (collectively, the “California Company Charter Documents”);

WHEREAS, the California Company’s Charter Documents authorized 30,000,000 shares of common stock, no par value, 15,511,020 of which shares of common stock are issued and outstanding as of the date of this Agreement (which number may increase prior to the effective date of the merger if outstanding options or warrants of the California Company are exercised during such period of time) and 5,000,000 shares of preferred stock, no par value, 9,000 of which shares of preferred stock have been designated as “Series A Preferred Stock” and are issued and outstanding as of the date of this Agreement;

WHEREAS, the Michigan Company’s Articles of Incorporation were filed on or about the date of this Agreement with the Michigan Department of Labor & Economic Growth, Bureau of Commercial Services (the “Michigan Company Charter Documents”);

WHEREAS, the Michigan Company’s Charter Documents authorized 51,000 shares of common stock, no par value, of which 1,000 shares are issued and outstanding as of the date of this Agreement all of which are owned by the California Company, and 9,000 shares of preferred stock, no par value, all of which have been designated as “Series A Preferred Stock”;

WHEREAS, the respective Board of Directors of each of the Merging Companies have approved and adopted this Agreement and deem it desirable that the California Company be merged with and into the Michigan Company in accordance with Section 735 of the Michigan Business Corporation Act (“MBCA”) and Section 1108 of the California Corporations Code (“CACC”); and

WHEREAS, the California Company, being sole stockholder of the Michigan Company, has approved this Agreement in accordance with Section 703a(d) of the MBCA; and

WHEREAS, the respective Board of Directors of each of the Merging Companies desires that the merger described in this Agreement (the “Merger”) be a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE, the parties agree as follows:

ARTICLE I

MERGER AND NAME OF SURVIVING CORPORATION

On the Effective Date (as defined herein), the California Company and the Michigan Company shall be merged into a single corporation, in accordance with the laws of the states of California and Michigan, by the California Company merging into the Michigan Company, which shall be the surviving corporation and which shall exist under the name “Amerigon Incorporated” (the “Surviving Corporation”).

ARTICLE II

TERMS AND CONDITIONS OF MERGER

The terms and conditions of the merger are (in addition to those set forth elsewhere in this Agreement) as follows:

(a)	On the Effective Date:

(i)	The California Company shall be merged with and into the Michigan Company to form a single corporation and the Michigan Company shall be, and is designated herein as, the Surviving Corporation;

(ii)	The separate existence of the California Company shall cease;

(iii)	The Surviving Corporation shall have all the rights, privileges, immunities, and powers and shall be subject to all duties and liabilities of a corporation organized under the laws of Michigan;

(iv)	The surviving Corporation shall thereupon and thereafter possess all the rights, privileges, immunities, and franchises, of a public as well as of a private nature, of the Merging Companies; and all property, real, personal, and mixed, including all trademark, trademark registrations and applications for registration of trademarks, and all debts due of whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest, of or belonging to or due to the Merging Companies, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; the title to any real estate, or any interest therein, vested in the Merging Companies shall not revert or be in any way impaired by reason of the merger;

(v)	The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of the Merging Companies; any claim existing or action or proceeding pending by or against the Merging Companies may be prosecuted as if the merger had not taken place, or the Surviving Corporation may be substituted in place of the Merging Companies; and neither the rights of creditors nor any liens on the property of the Merging Companies shall be impaired by the merger;

(vi)	All corporate acts, plans, policies, contracts, approvals and authorizations of the California Company, its stockholders, Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the Effective Date shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the Surviving Corporation and shall be effective and binding thereon as the same were with respect to the California Company.

(b)	On the Effective Date, the Board of Directors of the Surviving Corporation and the members thereof, shall be and consist of the members of the Board of Directors of the California Company immediately prior to the merger, to serve thereafter in accordance with the bylaws of the Surviving Corporation and until their respective successors shall have been duly elected and qualified in accordance with such bylaws and the laws of the State of Michigan.

(c)	On the Effective Date, the officers of the Surviving Corporation shall be and consist of the officers of the California Company immediately prior to the merger, such officers to serve thereafter in accordance with the bylaws of the Surviving Corporation and until their respective successors shall have been duly elected and qualified in accordance with such bylaws and the laws of the State of Michigan.

(d)	On the Effective Date, the bylaws of the Surviving Corporation shall be and consist of the bylaws of the California Company immediately prior to the merger.

ARTICLE III

ARTICLES OF INCORPORATION

The Articles of Incorporation of the Surviving Corporation shall be the Articles of Incorporation of the Michigan Company except that, upon the Effective Date, Article I and Article III shall be amended as follows:

1.	By striking out Article I in its entirety and substituting in lieu thereof a new Article I as follows:

“ARTICLE I

The name of the Corporation is AMERIGON INCORPORATED.”

2.	By striking out Section A of Article III and substituting in lieu thereof a new Section A of Article III as follows:

“A. The total number of shares which the corporation is authorized to issue is 35,000,000, of which 30,000,000 shall be Common Stock, without par value, and 5,000,000 shall be Preferred Stock, without par value.”

ARTICLE IV

MANNER AND BASIS OF CONVERTING SHARES

The manner and basis of converting the shares of stock of the Merging Companies into shares of stock of the Surviving Corporation shall be as follows:

(a)	Each one share of common stock of the California Company outstanding on the effective date of the merger shall, without any action on the part of the holder thereof, be converted into one fully paid and nonassessable share of common stock of the Surviving Corporation. Each outstanding certificate of the California Company which, prior to the Effective Date, represented shares of the common stock of the California Company shall, for all purposes, evidence the ownership of the shares of common stock of the Surviving Corporation into which such shares shall have been converted and the holders thereof shall have the same rights such holders would have if such certificates had been issued by the Surviving Corporation.

(b)

Each one share of Series A Preferred Stock of the California Company outstanding on the Effective Date shall, without any action on the part of the holder thereof, be converted into one fully paid and nonassessable share of Series A Preferred Stock of the Surviving Corporation. Each outstanding certificate of the California Company which, prior to the Effective Date, represented shares of the Series A Preferred Stock of the California Company shall, for all purposes, evidence the ownership of the shares of Series A Preferred Stock of the Surviving Corporation into which such shares shall have been converted and the holders thereof shall have the same rights such holders would have if such certificates had been issued by the Surviving Corporation.

(c)	Any stock options granted by the California Company and in existence on the Effective Date, and any warrants or other rights to acquire or receive shares of common stock of the California Company in existence on such date, shall remain in full force and effect and be applicable to the shares of common stock of the Surviving Corporation and shall continue, without impairment or alternation, following the effectiveness of the merger.

(d)	Any stock plan adopted by the California Company and in existence on the Effective Date including, but not limited to, the Amerigon Incorporated 1993 Stock Option Plan and the Amerigon Incorporated 1997 Stock Incentive Plan, shall remain in full force and effect and be applicable to shares of common stock of the Surviving Corporation.

(e)	The 1,000 shares of common stock of the Michigan Company which are presently issued and outstanding and owned by the California Company shall, on the Effective Date, be cancelled for no consideration.

ARTICLE V

APPROVAL; EFFECTIVENESS

This Agreement has been approved by the Board of Directors of the California Company on behalf of the California Company as the sole shareholder of the Michigan Company; however, this Agreement shall be submitted to a vote of shareholders of the California Company as provided by the laws of the State of California to determine approval of the California Company itself.

The effective date of the merger (the “Effective Date”) shall be determined by the Board of Directors of the California Company after the approval or adoption if this Agreement by the shareholders of the California Company in accordance with the requirements of the laws of the State of California. On the Effective Date, all required documents shall be executed, filed, and recorded in accordance with all requirements of the States of California and Michigan to accomplish the merger.

ARTICLE VI

ABANDONMENT OF MERGER

Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be abandoned by the California Company by appropriate resolution of its Board of Directors at any time prior to the merger becoming effective, notwithstanding approval of the Agreement by the stockholders of the California Company. In the event of termination and abandonment of this Agreement pursuant to the foregoing sentence, this Agreement shall become null and void and shall have no effect, without any liability on the part of either of the Merging Companies or the stockholders or directors thereof. The Board of Directors of the California Company and the Michigan Company may modify this Agreement as they mutually agree at any time prior to the merger becoming effective, notwithstanding approval of the Agreement by the stockholders of the California Company, provided that no such modification may materially adversely affect the California Company’s stockholders or change the principal terms of this Agreement.

ARTICLE VII

MISCELLANEOUS

Articles or Certificate of Merger setting forth the information required by, and executed and certified in accordance with, the laws of the states of California and Michigan, shall be filed in the appropriate governmental office of states of California and Michigan so that each state may issue a certificate of merger or other evidence, as provided by the applicable law, reflecting such filing.

If at any time the Surviving Corporation shall deem or be advised that any further grants, assignments, confirmations, or assurances are necessary or desirable to vest, perfect, or confirm title in the Surviving Corporation, of record or otherwise, to any property of the Merging Companies, the officers and directors of the Surviving Corporation or any of them shall be severally and fully authorized to execute and deliver any and all such deeds, assignments, confirmations, and assurances and to do all things necessary or proper so as to best prove, confirm, and ratify title to such property in the Surviving Corporation and otherwise carry out the purposes of the merger and the terms of this Agreement.

For the convenience of the parties and to facilitate the filing and recording of this Plan, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument and all such counterparts together shall be considered one instrument. This Plan shall be governed by and construed in accordance with the laws of the State of Michigan. This Plan cannot be altered or amended except pursuant to an instrument in writing signed on behalf of the parties hereto.

IN WITNESS WHEREOF, the Merging Companies have caused this Plan of Merger to be executed, all as of the date first above written.

AMERIGON INCORPORATED, a California corporation

By:
Daniel R. Coker, President and Chief Executive Officer

AMERIGON MICHIGAN, INC., a Michigan corporation

By:
Daniel R. Coker, President and Chief Executive Officer

Appendix B

ARTICLES OF INCORPORATION

OF

AMERIGON INCORPORATED

a Michigan corporation

(Reflects amendments proposed in connection with the merger

described in the Proxy Statement to which this Appendix is attached.)

Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation (the “Corporation”) executes the following Articles:

ARTICLE 1

The name of the Corporation is AMERIGON INCORPORATED.

ARTICLE II

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Michigan Business Corporation Act.

ARTICLE III

A. The total number of shares which the corporation is authorized to issue is 35,000,000, of which 30,000,000 shall be Common Stock, without par value, and 5,000,000 shall be Preferred Stock, without par value.

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the voting and other rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

C. From the Corporation’s authorized shares of Preferred Stock, 9,000 shares are hereby designated as “Series A Preferred Stock”, with the rights, preferences, privileges and restrictions set forth below:

1.	DIVIDEND PROVISIONS. Subject to the rights of series of Preferred Stock which may from time to time come into existence, the holders of shares of Series A Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefore, in an amount equal to the dividends that would be paid on the outstanding Common Stock of the Corporation into which the Series A Preferred Stock is convertible on an as converted basis, payable when, as and if declared by the Board of Directors.

2.	LIQUIDATION PREFERENCE.

(a)

In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, subject to the rights of series of Preferred Stock that may from time to time come into existence, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $1,000 for each outstanding share of Series A Preferred Stock (the “Original Series A Issue Price”), (i) an amount equal to 7% of the Original Series A Issue Price annually, but only until the fourth anniversary of the issuance of the Series A Preferred Stock, and (iii) an amount equal to any declared but unpaid dividends on such share (the amounts in (ii) and (iii) being referred to herein as the “Premium”). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of series of Preferred Stock that may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the amount of such stock owned by each such holder.

(b)	Upon the completion of the distribution required by subparagraph (a) of this Section 2 and any other distribution that may be required with respect to series of Preferred Stock that may from time to time come into existence, if assets remain in this Corporation, the holders of the Common Stock of this Corporation shall receive all of the remaining assets of the Corporation.

3.	REDEMPTION.

(a)	Subject to the rights of series of Preferred Stock which may from time to time come into existence, this Corporation may at any time it may lawfully do so, at the option of the Board of Directors, redeem in whole or in part the Series A Preferred Stock (such date of redemption is referred to herein as the “Series A Redemption Date”) by paying in cash therefor a sum equal to the Original Series A Issue Price plus the Premium, as adjusted for any stock dividends, combinations or splits with respect to such shares (the “Series A Redemption Price”); provided, however, that this Corporation may only redeem shares of Series A Preferred Stock hereunder if the average of the closing prices of the Common Stock as reported by Nasdaq (or such other exchange or market on which the shares are then traded) for the sixty trading days preceding the date the notice of redemption is given in accordance with subsection (b) is at least 4 times greater than the then applicable Conversion Price (as defined in Section 4(a) below). Any redemption effected pursuant to this subsection (3)(a) shall be made on a pro rata basis among the holders of the Series A Preferred Stock in proportion to the number of shares of Series A Preferred Stock then held by them.

(b)	As used herein and in subsection (3)(c) and (d) below, the term “Redemption Date” shall refer to each “Series A Redemption Date” and the term “Redemption Price” shall refer to each “Series A Redemption Price.” Subject to the rights of series of Preferred Stock which may from time to time come into existence, at least fifteen (15) but no more than thirty (30) days prior to each Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series A Preferred Stock to be redeemed, at the address last shown on the records of this Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to this Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the “Redemption Notice”). Except as provided in subsection (3)(c) on or after the Redemption Date, each holder of Series A Preferred Stock to be redeemed shall surrender to this Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

(c)	From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series A Preferred Stock designated for redemption in the Redemption Notice as holders of Series A Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this Corporation or be deemed to be outstanding for any purpose whatsoever. Subject to the rights of series of Preferred Stock which may from time to time come into existence, if the funds of the Corporation legally available for redemption of shares of Series A Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Series A Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed based upon their holdings of Series A Preferred Stock. The shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. Subject to the rights of series of Preferred Stock which may from time to time come into existence, at any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series A Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Corporation has become obliged to redeem on any Redemption Date but which it has not redeemed.

(d)	On or prior to each Redemption Date, this Corporation shall deposit the Redemption Price of all shares of Series A Preferred Stock designated for redemption in the Redemption Notice, and not yet redeemed or converted, with a bank or trust corporation having aggregate capital and surplus in excess of $100,000,000 as a trust fund for the benefit of the respective holders of the shares designated for redemption and not yet redeemed, with irrevocable instructions and authority to the bank or trust corporation to publish the notice of redemption thereof and pay the Redemption Price for such shares to their respective holders on or after the Redemption Date, upon receipt of notification from the Corporation that such holder has surrendered his, her or its share certificate to the Corporation pursuant to subsection (3)(b) above. As of the date of such deposit (even if prior to the Redemption Date), the deposit shall constitute full payment of the shares to their holders, and from and after the date of the deposit the shares so called for redemption shall be redeemed and shall be deemed to be no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto except the rights to receive from the bank or trust corporation payment of the Redemption Price of the shares, without interest, upon surrender of their certificates therefor, and the right to convert such shares as provided in Section 4 hereof. Such instructions shall also provide that any moneys deposited by the Corporation pursuant to this subsection (3)(d) for the redemption of shares thereafter converted into shares of the Corporation’s Common Stock pursuant to Section 4 hereof prior to the Redemption Date shall be returned to the Corporation forthwith upon such conversion. The balance of any moneys deposited by this Corporation pursuant to this subsection (3)(d) remaining unclaimed at the expiration of two (2) years following the Redemption Date shall thereafter be returned to this Corporation upon its request expressed in a resolution of its Board of Directors.

4.	CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a)

RIGHT TO CONVERT. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and on or prior to the fifth day prior to the Redemption Date, if any, as may have been fixed in any Redemption Notice with respect to the Series A Preferred Stock, at the office of this Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price by the conversion price (“Conversion Price”) applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for shares of

Series A Preferred Stock shall be $1.675; provided, however, that the Conversion Price for the Series A Preferred Stock shall be subject to adjustment as set forth in subsection 4(d).

(b)	AUTOMATIC CONVERSION. Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such Series A Preferred Stock immediately upon the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Series A Preferred Stock.

(c)	MECHANICS OF CONVERSION. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such sale of securities.

(d)	CONVERSION PRICE ADJUSTMENTS OF PREFERRED STOCK FOR CERTAIN DILUTIVE ISSUANCES, SPLITS AND COMBINATIONS. The Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

(i)	In the event the Corporation should at any time or from time to time after the date upon which any shares of Series A Preferred Stock were first issued (the “Purchase Date” with respect to such series) fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock without payment of any consideration by such holder for the additional shares of Common Stock, then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding. In the event the Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

(ii)

If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(iii)	All adjustments to the Conversion Price will be calculated to the nearest cent of a dollar. No adjustment in the Conversion Price will be required unless such adjustment would require an increase or decrease of at least one cent per dollar; provided, however, that any adjustments which by reason of this Section 4(d)(iii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All adjustments to the Conversion Price shall be made successively.

(e)	OTHER DISTRIBUTIONS. In the event this Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(d), then, in each such case for the purpose of this subsection 4(e), the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

(f)	RECAPITALIZATIONS AND REORGANIZATIONS. If the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into or exchanged for a different class or classes of capital stock, or other securities or property whether by reorganization, recapitalization or otherwise (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or Section 2) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization or reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization or reorganization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(g)	NO IMPAIRMENT. This Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

(h)	NO FRACTIONAL SHARES AND CERTIFICATE AS TO ADJUSTMENTS.

(i)	No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii)

Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 4, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

(i)	NOTICES OF RECORD DATE. In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right (except the right to vote), this Corporation shall mail to each holder of Series A Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(j)	RESERVATION OF STOCK ISSUABLE UPON CONVERSION. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to these articles.

(k)	NOTICES. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this Corporation.

5.	VOTING RIGHTS. The holder of each share of Series A Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series A Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders’ meeting in accordance with the bylaws of this Corporation, and, except with respect to the election of directors as provided in Section 6 hereof, shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

6.	BOARD OF DIRECTORS. So long as at least 40% of the authorized shares of Series A Preferred Stock are outstanding, the holders of Series A Preferred Stock, voting as a class, shall be entitled to elect five directors and the holders of Common Stock, voting as a class, shall be entitled to elect two directors. So long as at least 40% of the authorized shares of Series A Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, change the authorized number of directors of the Corporation.

7.	STATUS OF CONVERTED OR REDEEMED STOCK. In the event any shares of Series A Preferred Stock shall be redeemed or converted pursuant to Section 3 or Section 4 hereof, the shares so converted or redeemed shall be cancelled and shall not be issuable by the Corporation. The Articles of Incorporation of this Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation’s authorized capital stock.

8.	REPURCHASE OF SHARES. The repurchase by this Corporation of its Common Stock shall not be subject to the requirement of Section 345(3) of the Michigan Business Corporation Act that requires a corporation’s total assets to be greater than the sum of its total liabilities plus the amount that would be needed if the corporation were to be dissolved at the time of distribution to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those whose shares of Common Stock are repurchased by this Corporation.

ARTICLE IV

The address of the registered office is 500 Town Center Drive, Suite 200, Dearborn, Michigan 48126-2716. The mailing address of the registered office is the same as above. The name of the registered agent is Barry Steele.

ARTICLE V

The name and address of the incorporator is Barry Steele, 500 Town Center Drive, Suite 200, Dearborn, Michigan 48126-2716.

ARTICLE VI

Any action required or permitted by the Michigan Business Corporation Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if consents in writing setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent or to dissent from a proposal without a meeting, written consents dated not more than 10 days before the record date and signed by a sufficient number of shareholders to take the action are delivered to the Corporation. Delivery shall be to the Corporation’s registered office, its principal place of business, or an officer or agent of the Corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who would have been entitled to notice of the shareholder meeting if the action had been taken at a meeting and who have not consented in writing. An electronic transmission consenting to an action is a written, signed and dated consent for purposes of this section to the extent permitted by the Business Corporation Act of Michigan.

ARTICLE VII

To the full extent permitted by the Michigan Business Corporation Act or any other applicable laws presently or hereafter in effect, no director of the Corporation shall be personally liable to the Corporation or its shareholders for or with respect to any acts or omissions in the performance of his or her duties as a director of the Corporation. Any repeal or modification of this Article VII shall not adversely affect any right or protection of a director of the Corporation existing immediately prior to, or for or with respect to, any acts or omissions occurring before such repeal or modification. This Corporation is authorized to indemnify officers, employees or agents of this Corporation to the fullest extent permitted by the Michigan Business Corporation Act or any other applicable laws presently or hereafter in effect.

ARTICLE VIII

At a meeting of shareholders at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of such shareholder’s shares) unless the candidates’ names have been placed in nomination prior to commencement of the voting and a shareholder has given notice prior to commencement of the voting of such shareholder’s intention to cumulate votes. If any shareholder has given such a notice, every shareholder entitled to vote may cumulate votes for candidates in the number of directors to be elected multiplied by the number of votes to which such shareholder’s shares are entitled or distribute such shareholder’s votes on the same principle among any or all of the candidates as the shareholder thinks fit. In the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

I, the incorporator, sign my name this 23rd day of March, 2005.

Barry Steele

Appendix C

BYLAWS

OF

AMERIGON INCORPORATED,

a Michigan corporation

ARTICLE I

OFFICES

Section 1. Registered Office; Principal Office.

The Board of Director shall fix the location of the registered office of the Corporation at any place within the State of Michigan. The Board of Directors shall fix the location of the principal office of the Corporation at any place within or outside of the State of Michigan.

Section 2. Other Offices.

The Board of Directors may at any time establish branch or subordinate offices at any place or places it may choose from time to time.

ARTICLE II

MEETINGS OF SHAREHOLDERS

Section 1. Place of Meetings.

Meetings of shareholders shall be held at any place within or outside the State of Michigan designated by the Board of Directors. In the absence of any such designation, meetings of shareholders shall be held at the principal executive office of the Corporation.

Section 2. Annual Meeting.

The annual meeting of shareholders shall be held on such date and at such time as the Board of Directors may determine. However, if this day falls on a legal holiday, the meeting shall be held at the same time and place on the next succeeding full business day. The annual meeting shall be held at the Corporation’s principal offices or at any other location as may be determined by the Board of Directors. At each annual meeting, directors shall be elected and any other proper business may be transacted.

Section 3. Special Meetings.

A special meeting of the shareholders may be called at any time by the Board of Directors, the Chairman of the Board of Directors, the President, or one or more shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes at such meeting.

If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the President, any Vice-President or the Secretary of the Corporation. The officer receiving the request shall promptly cause notice to be given to the shareholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not fewer than 35 days or more than 60 days after the receipt of the request. If such notice is not given within 20 days after the receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the Board of Directors may be held.

Section 4. Notice of Meetings of Shareholders.

All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than 10 days or more than 60 days before the date of the meeting. Such notice shall specify the place, date, and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters that the Board of Directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, management intends to present for election.

If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 545a of the Michigan Business Corporation Act, (ii) an amendment of the Articles of Incorporation, pursuant to Section 611 of such Act, (iii) a reorganization of the Corporation, pursuant to Section 703a of such Act, or (iv) a voluntary dissolution of the Corporation, pursuant to Section 804 of such Act, the notice shall also state the general nature of such proposal.

Section 5. Manner of Giving Notice; Affidavit of Notice.

Notice of any meeting of shareholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to each shareholder at the address of such shareholder appearing on the books of the Corporation or given by the shareholder to the Corporation for the purpose of notice. If the Corporation’s outstanding shares are held by 500 or more persons on the record date for the shareholders’ meeting, notice may be sent by third-class mail. If no such address appears on the books of the Corporation or is given, notice shall be deemed to have been given if sent to a shareholder by first-class mail or telegraphic or other written communication to the Corporation’s principal executive office, or if published at least once in a newspaper of general circulation in the county where such office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

If any notice addressed to a shareholder at the address of such shareholder appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver such notice to such shareholder at such address, each future notice and report shall be deemed to have been duly given without further mailing if it shall be available to the shareholder on written demand by the shareholder at .the principal executive office of the Corporation for a period of one year from the date of the giving of such notice or report.

An affidavit of the mailing or other means of giving any notice of any meeting of shareholders shall be executed by the Secretary, Assistant Secretary or any transfer agent of the Corporation giving the notice and shall be filed and maintained in the minutes book of the Corporation.

Section 6. Quorum.

The presence in person or by proxy of the holders of a majority of the shares entitled to vote at a meeting of shareholders shall constitute a quorum for the transaction of business at such meeting. The shareholders in attendance at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 7. Adjourned Meeting; Notice.

Any meeting of shareholders, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy; but in the absence of a quorum, no other business may be transacted at such meeting, except as provided in Section 6 of this Article II.

When any meeting of shareholders, annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed or unless the adjournment is for more than 45 days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 4 and 5 of this Article II. At any adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.

Section 8. Voting.

The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 11 of this Article II, subject to the provisions of Sections 445 and 446 of the Michigan Business Corporation Act (relating to voting shares held by a fiduciary or in joint ownership). The shareholders’ vote may be by voice vote or by ballot; provided, however, that any election of directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than the election of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal; but if a shareholder fails to specify the number of shares such shareholder is voting affirmatively, it shall be presumed conclusively that such shareholder’s approving vote is with respect to all shares that such shareholder is entitled to vote. Except as provided in Section 6 of this Article II and in the election of directors, the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Michigan Business Corporation Law or the Articles of Incorporation.

At a meeting of shareholders at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of such shareholder’s shares) unless the candidates’ names have been placed in nomination prior to commencement of the voting and a shareholder has given notice prior to commencement of the voting of such shareholder’s intention to cumulate votes. If any shareholder has given such a notice, every shareholder entitled to vote may cumulate votes for candidates in the number of directors to be elected multiplied by the number of votes to which such shareholder’s shares are entitled or distribute such shareholder’s votes on the same principle among any or all of the candidates as the shareholder thinks fit. In the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

Section 9. Waiver of Notice or Consent By Absent Shareholders.

The transactions of any meeting of shareholders, annual or special, however called and noticed and wherever held, shall be as valid as though they had occurred at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after such meeting, each person entitled to vote who was not present in person or by proxy signs a written waiver of notice or a consent to a holding of such meeting or an approval of the minutes thereof. Such waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of the proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance by a person at a meeting shall also constitute a waiver of notice of such meeting, except that when the person objects at the beginning of the meeting to the transaction of any business thereat because such meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of such meeting if an objection is expressly made at such meeting.

Section 10. Shareholder Action by Written Consent. Without a Meeting.

Any action that may be taken at any annual or special meeting of shareholders may, to the extent permitted by the Articles of Incorporation and applicable law, be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted. In the case of the election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors, a director may be elected at any time to fill a vacancy on the Board of Directors that has not been filled by the directors. All such consents shall be filed with the Secretary of the Corporation and shall be maintained in the corporate records. Any shareholder giving a written consent or the shareholders proxy holders or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders may revoke the consent by a writing received by the Secretary of the Corporation before written consents of the number of shares required to authorize the proposed action have been filed with the Secretary.

If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all shareholders has not been received, the Secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. Such notice shall be given in the manner specified in Section 5 of this Article II. In the case of approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, pursuant to Section 545a of the Michigan Business Corporation Act, (ii) indemnification of agents of the corporation, pursuant to Section 561 of such Act, and (iii) a reorganization of the Corporation, pursuant to Section 703a of such Act, such notice shall be given at least ten days before the consummation of any action authorized by such approval.

Section 11. Record Date for Shareholder Notice; Voting and Giving Consents.

For purposes of determining the shareholders entitled to receive notice of any meeting or to give consent to corporate action without a meeting, the Board of Directors may fix in advance a record date, which shall not be mote than 60 days or less than 10 days before the date of any such meeting nor more than 60 days before any such action without a meeting. In this event, only shareholders of record on the date so fixed are entitled to receive notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided in the Michigan Business Corporation Act.

If the Board of Directors does not so fix a record date:

(a)	The record date for determining shareholders entitled to receive notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the date on which the meeting is held; or

(b)	The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board has been taken, shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to that action.

Section 12. Proxies.

Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the Corporation. A proxy shall be deemed signed if the shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder’s attorney-in-fact. A validly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to such proxy, by a writing delivered to the Corporation stating that such proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing such proxy; or (ii) written notice of the death or incapacity of the maker of such proxy is received by the Corporation before the vote pursuant to such proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven months from the date of the proxy unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 422 of the Michigan Business Corporation Act.

Section 13. Inspectors of Election.

Before any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder’s proxy shall, appoint inspectors of election at the meeting. The number of such inspectors shall be either one or three. If such inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one or three inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(a)	Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b)	Receive votes, ballots or consents;

(c)	Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)	Count and tabulate all votes or consents;

(e)	Determine when the polls shall close;

(f)	Determine the result; and

(g)	Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

ARTICLE III

DIRECTORS

Section 1. Powers.

Subject to the provisions of the Michigan Business Corporation Act and any limitations in the Articles of Incorporation and these Bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

Section 2. Number and Qualification of Directors.

The number of directors of the Corporation shall not be less than five nor more than nine. The exact number of directors shall be specified by a resolution duly adopted by the Board of Directors or shareholders; provided that, as of the date these Bylaws are first adopted by the Corporation, the authorized number of directors of the Corporation shall be set at seven and shall remain so unless and until modified in accordance with the terms of these Bylaws and the Articles of Incorporation. Subject to any further restrictions in the Articles of Incorporation, a bylaw change specifying or changing a fixed number of directors or the maximum or minimum number of directors or changing from a fixed to a variable board or vice versa may only be adopted by approval of the outstanding shares; provided, however, that a bylaw or amendment of the articles reducing the fixed number or the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than 16 2/3 percent of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number of directors minus one.

Section 3. Election and Term of Office of Directors.

Directors shall be elected at each annual meeting of shareholders to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall .hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

Section 4. Vacancies.

Vacancies on the Board of Directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, except that a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding shares entitled to vote. Each director so elected shall hold office until the next annual meeting of shareholders and until a successor has been elected and qualified.

A vacancy or vacancies on the Board of Directors shall be deemed to exist in the event of the death, resignation or removal of any director, or if the Board of Directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or who has been convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the number of directors to be elected at such meeting.

The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

Any director may resign effective on giving written notice to the Chairman of the Board of Directors, the President, the Secretary or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a later time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

No reduction of the authorized number of directors shall have the effect of removing any director before the expiration of such director’s term of office.

Section 5. Place of Meetings and Meetings by Telephone.

Regular meetings of the Board of Directors may be held at any place within or outside the State of Michigan that has been designated from time to time by resolution of the Board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board shall be held at any place within or outside the State of Michigan that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another, and all such directors shall be deemed to be present in person at the meeting.

Section 6. Regular Meetings.

Regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice.

Section 7. Special Meetings.

Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the President, any Vice-President, the Secretary or any two directors.

Notice of the time and place of such special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at such director’s address as is shown on the records of the Corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of such meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least 48 hours before the time of the holding of such meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director whom the person giving such notice has reason to believe will promptly communicate it to such director. The notice need not specify the purpose of the meeting or the place if the meeting is to be held at the principal executive office of the Corporation.

Section 8. Quorum; Voting.

A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 10 of this Article III. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, subject to the provisions of Section 1545a of the Michigan Business Corporation Act (as to approval of contracts or transactions in which a director has a direct or indirect material financial interest) and Section 1564a of such Act (as to indemnification of directors). A meeting at which a quorum initially is present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting.

Section 9. Waiver of Notice.

The transactions of any meeting of the Board of Directors, however called and noticed, and wherever held, shall be as valid as though they had occurred at a meeting duly held after regular call and notice if a quorum is present and if, either before or after such meeting, each of the directors not present signs a written waiver of notice, a consent to hold such meeting or an approval of the minutes. The waiver of notice or consent need not specify the purpose of such meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of such meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, before or at its commencement, the lack of notice to such director.

Section 10. Adjournment.

A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 11. Notice of Adjournment.

Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of the time and place shall be given before the time of the adjourned meeting in the manner specified in Section 7 of this Article III to the directors who were not present at the time of the adjournment.

Section 12. Action Without Meeting.

Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors.

Section 13. Fees and Compensation of Directors.

Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 13 shall not be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise, and receiving compensation for such service.

ARTICLE IV

COMMITTEES

Section 1. Committees of Directors.

The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any such committee, who may replace any absent member at any meeting of such committee. Any committee, to the extent provided in such a resolution of the Board, shall have all the authority of the Board, except with respect to:

(a)	The approval of any action that, under the Michigan Business Corporation Act, also requires shareholders’ approval or approval of the outstanding shares;

(b)	The filling of vacancies on the Board of Directors or in any committee;

(c)	The fixing of compensation of the directors for serving on the Board of Directors or on any committee;

(d)	The amendment or repeal of bylaws or the adoption of new bylaws;

(e)	The amendment or repeal of any resolution of the Board of Directors that by its express terms is not so amendable or repealable;

(f)	A distribution to the shareholders of the Corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; and

(g)	The appointment of any other committees of the Board of Directors or the members of such committees.

Section 2. Meetings and Action of Committees.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Sections 5 (place of meetings), 6 (regular meetings), 7 (special meetings), 8 (quorum), 9 (waiver of notice), 10 (adjournment), 11 (notice of adjournment), and 12 (action without meeting) of Article III, with such changes in the context of such Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee; special meetings of committees also may be called by resolution of the Board of Directors; and notice of special meetings of committees also shall be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

ARTICLE V

OFFICERS

Section 1. Officers.

The officers of the Corporation shall be a Chief Executive Officer, a President, a Secretary, a Treasurer and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and other officers as may be elected or appointed in accordance with the provisions of Section 3 of this Article V. Any number of offices may be held by the same person.

Section 2. Election of Officers.

The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of any officer under any contract of employment.

Section 3. Subordinate Officers.

The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

Section 4. Removal and Resignation of Officers.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors at any regular or special meeting of the Board or, except in the case of any officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of such notice or at any later time specified in such notice; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the resigning officer is a party.

Section 5. Vacancies in Offices.

A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to such office.

Section 6. Chairman of the Board.

The Chairman of the Board of Directors,. if such an officer be chosen, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as from time to time may be assigned to him by the Board of Directors or prescribed by these Bylaws. If there is no President, the Chairman of the Board of Directors shall in addition be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 8 of this Article V.

Section 7. Chief Executive Officer.

The Chief Executive Officer shall be the general manager and chief executive officer of the Corporation and has, subject to the control of the Board of Directors, general supervision, direction and control of the business and officers of the Corporation. The Chief Executive Officer shall have the general powers and duties of management usually vested in the offices of general manager and chief executive officer of a corporation and such other powers and duties as may be prescribed by the Board of Directors.

Section 8. President.

The President shall be the chief operating officer of the Corporation and shall have, subject to the control of the Board of Directors and the Chief Executive Officer, general supervision, direction, and control of the operations of the Corporation. In the absence of the Chairman of the Board of Directors, the President shall preside at all meetings of the shareholders and at all meetings of the Board of Directors. The President shall have the general powers and duties of management usually vested in the offices of president and chief operating officer of a corporation and such other powers and duties as may be prescribed by the Board of Directors.

Section 9. Vice-Presidents.

In the absence or disability of the President, the Vice-Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice-President designated by the Board of Directors, shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice-Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them by the Board of Directors, the Chairman of the Board, the President or these Bylaws.

Section 10. Secretary.

The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and shareholders, with the time and place of holding, whether regular or special and, if special, how authorized, the notice given, the names of those present at Board meetings or committee meetings, the number of shares present or represented at meetings of shareholders and the proceedings.

The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation’s transfer agent or registrar, as determined by resolution of the Board of Directors, a share register or a duplicate share register showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

The Secretary shall give, or cause to be given, notice of all meetings of shareholders and of the Board of Directors required by these Bylaws or by law to be given, and he shall keep in safe custody the seal of the Corporation, if one is adopted, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

Section 11. Treasurer and Chief Financial Officer.

The Treasurer and the Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The Treasurer and Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. The Treasurer and Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of the transactions of the Treasurer and Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

The Corporation shall, to the maximum extent permitted by the Michigan Business Corporation Act, indemnify each of its officers and directors and may indemnify each of its other agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that any such person is or was an agent of the Corporation. For purposes of this Article VI, an “agent” of the Corporation includes any person who is or was a director, officer, employee or other agent of the Corporation; or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

The indemnification provided by, or granted pursuant to, this Article VI shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any Bylaws, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. No provision of these Bylaws shall limit or prohibit indemnification by the Corporation to the fullest extent permitted by Michigan law.

ARTICLE VII

RECORDS AND REPORTS

Section 1. Maintenance and Inspection of Share Register.

The Corporation shall keep at its principal executive office or at the office of its transfer agent or registrar, if either be designated and .as determined by resolution of the Board of Directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

A shareholder or shareholders of the Corporation holding at least 5% in the aggregate of the outstanding voting shares of the Corporation may (i) inspect and copy the record of shareholders’ names and addresses and shareholdings during usual business hours, on five days’ prior written demand on the Corporation, and (ii) obtain from the transfer agent of the Corporation, on written demand and on the tender of such transfer agent’s usual charges for such list, a list of the names and addresses of the shareholders who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which such list has been compiled or as of a date specified by such shareholder or shareholders after the date of demand. Such list shall be made available to any such shareholder by the transfer agent on or before the later of five days after the demand is received or the date specified in the demand as the date as of which such list is to be compiled. The record of shareholders shall also be open to inspection on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder’s interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section 1 may be made in person or by an agent or attorney of the shareholder or a holder of a voting trust certificate making the demand.

Section 2. Maintenance and Inspection of Bylaws.

The Corporation shall keep at its principal executive office the original or a copy of these Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours.

Section 3. Maintenance and Inspection of Other Corporate Records.

The accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and any committee or committees of the Board of Directors shall be kept at such place or places as may be designated by the Board of Directors or, in the absence of such designation, at the principal executive office of the Corporation. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written forth or in any other form capable of being converted into written form. To the extent required under the Michigan Business Corporation Act, the minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder’s interests as a shareholder or as a holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney and shall include the right to copy and make extracts. The rights of inspection set forth in this Section 3 shall extend to the equivalent records of each subsidiary corporation of the Corporation.

Section 4. Inspection by Directors.

Every director shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the Corporation and each of its subsidiary corporations. Such inspection by a director may be made in person or by an agent or attorney, and the right of inspection includes the right to copy and make extracts of all documents.

Section 5. Annual Report to Shareholders.

As required by applicable law, Board of Directors will issue annual or other periodic reports to the shareholders of the Corporation.

Section 6. Financial Statements.

A copy of any annual financial statement and any income statement of the Corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file in the principal executive office of the Corporation for twelve months, and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.

If a shareholder or shareholders holding at least 5% of the outstanding shares of any class of stock of the Corporation makes a written request to the Corporation for an income statement of the Corporation for the three-month, six-month or nine-month period of the then-current fiscal year ending more than 30 days before the date of the request and a balance sheet of the Corporation as of the end of such period, the Chief Financial officer shall cause such statement to be prepared, if not already prepared, and shall deliver personally or mail such statement to the person making such request within 30 days after the receipt of such request. If the Corporation has not sent to the shareholders its annual report for the last fiscal year, this report shall likewise be delivered or mailed to the shareholder or shareholders within 30 days after such request.

The Corporation shall also, on the written request of any shareholder, mail to the shareholder a copy of the last annual, semiannual or quarterly income statement that it has prepared and a balance sheet as of the end of that period.

The quarterly income statements and balance sheets referred to in this Section 6 shall be accompanied by the report, if any, of any independent accountants engaged by the Corporation or the certificate of an authorized officer of the Corporation that the financial statements were prepared without audit from the books and records of the Corporation.

Section 7. Annual Statement of. General Information.

The Corporation shall, within the statutorily required time period, file with the Michigan Department of Labor & Economic Growth. Bureau of Commercial Services – Corporate Division, on the prescribed form, a statement setting forth the authorized number of directors, the names and complete business or residence addresses of all incumbent directors, the names and complete business or residence addresses of the President, Treasurer and Secretary, the street address of its principal executive office or principal business office in this state and the general type of business constituting the principal business activity of the Corporation, and a designation of the agent of the Corporation for the purpose of service of process, all in compliance with Section 911 of the Michigan Business Corporation Act.

ARTICLE VIII

GENERAL CORPORATE MATTERS

Section 1. Record Date for Purposes Other Than Notice and Voting.

For purposes of determining the shareholders entitled to receive any dividend or other distribution or allotment of any rights or entitled to exercise any rights with respect to any other lawful action (other than action by shareholders by written consent without a meeting), the Board of Directors may fix, in advance, a record date, which shall not be more than 60 days before any such action, and in such case only shareholders of record on the date so fixed are entitled to receive such dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date so fixed, except as otherwise provided in the Michigan Business Corporation Act.

If the Board of Directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the applicable resolution.

Section 2. Checks, Drafts, Evidence of Indebtedness.

All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness issued in the name of or payable to the Corporation shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

Section 3. Execution of Corporate Contracts and Instruments.

The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer, officers, agent or agents to enter into any contract or execute any instrument in the name of and for the Corporation; such authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

Section 4. Certificates for Shares.

A certificate or certificates for shares of the capital stock of the Corporation shall be issued to each shareholder when any of such shares are fully paid; the Board of Directors may authorize the issuance of certificates or shares as partly paid, provided that such certificates shall state the amounts of the consideration paid and owing. All certificates shall be signed in the name of the Corporation by the Chairman of the Board or Vice-Chairman of the Board or the President or Vice-President and by the Chief Financial Officer or an Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed on, a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

Section 5. Lost Certificates.

Except as provided in this Section 5, no new certificate for shares shall be issued to replace an old certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Board of Directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the Board may require, including a provision for indemnification of the Corporation secured by a bond or other adequate security sufficient to protect the Corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

Section 6. Representation of Shares of Other Corporations.

The Chairman of the Board, the President, any Vice-President or any person authorized either by the Board of Directors or by any of the foregoing designated officers is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority granted to such officers to vote or represent on behalf of the Corporation any and all shares held by the

Corporation in any other corporation or corporations may be exercised by any of such officers in person or by any person authorized to do so by proxy duly executed by such officers.

Section 7. Construction and Definitions.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the Michigan Business Corporation Act shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, any indication of gender includes both genders and the term “person” includes a corporation, a natural person, an association and a partnership.

ARTICLE IX

AMENDMENTS

Section 1. Amendment by Shareholders.

New bylaws may be adopted or these Bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that (a) if the Articles of Incorporation set forth the number of authorized directors of the Corporation, the authorized number of directors may be changed only by an amendment of such Articles of Incorporation; and (b) if the Articles of Incorporation provide that the number of authorized directors of the Corporation may not be changed without a class vote by a certain class of shareholders of the Corporation, the authorized number of directors may be changed only in compliance with such provision of the Articles of Incorporation.

Section 2. Amendment By Directors.

Subject to the rights of the shareholders as provided in Section 1 of this Article IX, bylaws, other than a bylaw or an amendment of a bylaw changing the authorized number of directors, may be adopted, amended or repealed by the Board of Directors.

ARTICLE X

SCOPE OF BYLAWS

These Bylaws govern the regulation and management of the affairs of the Corporation to the extent they are consistent with applicable law and the Corporation’s Articles of Incorporation. To the extent they are not consistent, applicable law and the Articles of Incorporation will govern.

Appendix D

Amerigon Incorporated

Amended and Restated 1997 Stock Incentive Plan

(As Amended and Restated on April 30, 2002)

1. THE PLAN.

1.1 Purpose.

The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards (a) to attract, motivate, retain and reward key employees, including officers, and directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company under Article 2 and Article 4, and (b) to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article 3. “Corporation” means Amerigon Incorporated and “Company” means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 6.

1.2 Administration and Authorization; Power and Procedure.

(a) Committee. This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

(b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

(i) to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive any Awards;

(ii) to grant Awards to Eligible Persons, determine the price at which securities will be offered (if any) and the amount of securities to be offered to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of reversion or termination of such Awards;

(iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

(iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants who are granted Awards under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(v) to cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 5.6;

(vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

(vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Article 3 relating to Non-Employee Director Options shall be automatic and, to the maximum extent possible, self-effectuating. Although the discretion of the Committee extends to those Options, Board approval or ratification shall be required for any material amendments to such Options.

(c) Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

(d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

(e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

1.3 Participation.

Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors may be granted discretionary Awards in accordance with Article 2 and Article 4 in addition to any Nonqualified Stock Options granted automatically without action of the Committee under the provisions of Article 3.

1.4 Shares Available for Awards; Share Limits.

(a) Shares Available. Subject to the provisions of Section 5.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

(b) Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to all Awards (including both Nonqualified Stock Options and Incentive Stock Options) granted under this Plan shall not exceed 1,800,000 shares (the “Share Limit”). The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 1,240,000 shares. The maximum number of shares subject to those options that are granted pursuant to Article 2 during any calendar year to any Eligible Person shall be limited to 250,000. Each of the four foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 5.2.

(c) Share Reservation; Replenishment and Reissue of Unvested Options. No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under this

Plan. Except as limited by law, if an Award is settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5 Grant of Awards.

Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award and the price (if any) to be paid for the shares. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

1.6 Award Period.

Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire shares of Common Stock not later than ten (10) years after the Award Date.

1.7 Limitations on Exercise and Vesting of Awards.

(a) Provisions for Exercise. Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

(b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(a) or 3.3, as the case may be.

(c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8 No Transferability.

(a) Limit on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

(b) Exceptions. The Committee may permit Awards to be exercised by and paid to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes or a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all applicable transfer restrictions under the Code.

(c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

(i) transfers to the Corporation,

(ii) the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(iii) transfers pursuant to a QDRO order,

(iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

(v) the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to all applicable transfer restrictions under the Code.

2. OPTIONS.

2.1 Grants.

One or more Options may be granted under this Article 2 to any Eligible Person. Each Option granted may be either an Option intended to be an Incentive Stock Option, or not so intended, as determined by the Committee, and such intent shall be indicated in the applicable Award Agreement. Notwithstanding the preceding sentence, Options granted to Non-Employee Directors shall only be Nonqualified Stock Options.

2.2 Option Price.

(a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the grant, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns or is deemed to own under Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Corporation) of the Fair Market Value of the Common Stock on the date of grant.

(b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article 2 shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Option by delivering such shares; and provided further that any shares delivered that were initially acquired from the Corporation upon exercise of a stock option or otherwise must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

2.3 Limitations on Grant and Terms of Incentive Stock Options.

(a) $100,000 Limit. To the extent that the aggregate “fair market value” of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the “fair market value” of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the

$100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

(b) Option Period. Each Option and all rights thereunder shall expire no later than ten years after the Award Date.

(c) Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

2.4 Limits on 10% Holders.

No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5 Cancellation and Regrant/Waiver of Restrictions.

Subject to Section 1.4 and Section 5.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, any adjustment in the exercise or purchase price, the number of shares subject to, the restrictions upon or the term of, an Option granted under this Article 2 by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may provide for a greater or lesser number of shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

3. NON-EMPLOYEE DIRECTOR OPTIONS.

3.1 Participation.

Options under this Article 3 shall be made only to Non-Employee Directors and shall be evidenced by Award Agreements substantially in the form of Exhibit A hereto.

3.2 Annual Option Grants.

(a) Time of Initial Award. Subject to the approval by the shareholders of the Corporation, persons who are elected or appointed to the Board after May 22, 2002 shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option to purchase 5,000 shares of Common Stock.

(b) Subsequent Annual Awards. On the first business day of each calendar year during the term of this Plan, commencing with the first business day occurring in 1998, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which shall be such date) to each Non-Employee Director then in office to purchase 5,000 shares of Common Stock.

(c) Maximum Number of Shares. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4(b) shall be prorated within such limitation. A Non-Employee Director shall not receive more than one Nonqualified Stock Option under this Section 3.2 in any calendar year.

3.3 Option Price.

The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 3.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article 3 shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

3.4 Option Period and Exercisability.

Each Option granted under this Article 3 and all rights or obligations thereunder shall expire ten years after the Award Date and shall be subject to earlier termination as provided below. Subject to section 3.5 below, each Option granted under Section 3.2 shall become exercisable on the first anniversary of the Award Date.

3.5 Termination of Directorship.

If a Non-Employee Director’s services as a member of the Board of Directors terminate for any reason other than total disability, death or retirement, any portion of an Option granted pursuant to this Article 3 which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for two years after the date of such termination or until the expiration of the stated term, whichever first occurs. If a Non-Employee Director’s services as a member of the Board of Directors terminate because of total disability or death, then all Options granted pursuant to this Article shall become immediately exercisable and may be exercised for two years after the effective date of the termination of service or until the expiration of the stated term, whichever occurs first. If a Non-Employee Director retires on or after age 65 and after ten years of service as a Director, all Options granted pursuant to this Article shall become immediately exercisable and may be exercised for five years after the date of retirement or until the expiration of the stated term, whichever occurs first.

3.6 Adjustments.

Options granted under this Article 3 shall be subject to adjustment as provided in Section 5.2, but only to the extent that (a) such adjustment and the Committee’s actions in respect thereof satisfy the requirements of all applicable law, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by shareholders of the Corporation, and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

3.7 Acceleration Upon a Change in Control Event.

Upon the occurrence of a Change in Control Event, each Option granted under Section 3.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article 3 is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 3.7 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

4. GRANTS OF STOCK BONUSES AND OTHER AWARDS.

4.1 Grants of Stock Bonuses.

Subject to Section 5.4, the Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements, or issue Common Stock for past services in the ordinary course, the value of which shall be determined by the Committee, in the manner and on such terms and conditions (including restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

4.2 Restricted Stock Awards.

(a) The Committee may grant one or more Restricted Stock Awards to any Eligible Person. Subject to the terms and conditions of this Plan, the Committee shall determine and set forth in the applicable Award Agreement the number of shares of Common Stock subject to each Restricted Stock Award, the consideration (if any, but not less than the minimum lawful consideration under applicable state law) to be paid for such shares, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights with respect to the shares prior to vesting, the vesting, purchase price per share and manner and method of payment for such shares, the term of the Restricted Stock Award and any other terms and conditions of and restrictions on the Restricted Stock. The purchase price to be paid for such shares may be paid in any one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; or (iii) by notice and third party payment in such manner as may be authorized by the Committee.

(b) Certificates or book entries evidencing restricted shares subject to a Restricted Stock Award shall bear a legend or notation making appropriate reference to the restrictions imposed on such shares and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of this Plan and the applicable Award Agreement.

(c) Except as provided in Section 1.8, restricted shares subject to any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed. Unless the Committee otherwise expressly provides, restricted shares that remain subject to vesting or other restrictions at the time the Participant’s employment or service terminates or are subject to vesting or other conditions that are not satisfied by the time specified on the applicable Award Agreement shall be returned to the Corporation or cancelled, as the case may be.

5. OTHER PROVISIONS.

5.1 Rights of Eligible Persons, Participants and Beneficiaries.

(a) Employment or Service Status. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

(b) No Employment/Service Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person’s compensation or other benefits or to terminate his or her employment or other service, with or without cause. Nothing contained in this Section 5.1(b), however, shall adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

(c) Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.2 Adjustments; Acceleration.

(a) Adjustments. If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any other like corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (i) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the exercise or purchase price of any or all outstanding Awards, or (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (ii) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Incentive Stock Options, no such adjustment shall be made which would cause this Plan to violate Section 422 or 424(a) of the Code or any successor provisions thereto without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

(b) Acceleration of Awards Upon Change in Control. As to any Participant who has been granted an Award under this Plan (other than Options under Article 3, which Options shall be subject to the provisions of Section 3.7), unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event each outstanding Option shall become immediately exercisable and each outstanding Restricted Stock Award shall vest and the restrictions imposed upon the shares subject thereto shall lapse. The Committee may override the limitations on acceleration in this Section 5.2(b) by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code.

(c) Possible Early Termination of Accelerated Awards. If any Award under this Plan (other than an Option granted under Article 3, which Options shall be subject to the provisions of Section 3.7) has been fully accelerated as permitted by Section 5.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in Section 5.2(a) that the Corporation does not survive, or (iii) the consummation of reorganization event described in Section 5.2(a) that results in a Change in Control Event approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Award, such Award shall thereupon terminate.

5.3 Effect of Termination of Employment or Service.

The Committee shall establish in respect of each Award granted to an Eligible Person the effect of a termination of employment or service on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination or otherwise.

5.4 Compliance with Laws.

This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

5.5 Tax Withholding.

(a) Cash or Shares. Upon any exercise or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 5.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation. In no event shall shares be withheld in excess of the minimum number required for tax withholding under applicable law.

(b) Tax Loans. The Company may, in its discretion, authorize a loan to an Eligible Employee in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish.

5.6 Plan Amendment, Termination and Suspension.

(a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

(b) Shareholder Approval. Any amendment that would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, shall be subject to shareholder approval only to the extent then required by Section 422 of the Code or applicable law, or deemed necessary or advisable by the Board.

(c) Amendments to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Award. Notwithstanding anything else contained herein to the contrary, the Committee shall not, without prior shareholder approval (i) authorize the amendment of outstanding Options to reduce the exercise price, as applicable, except as contemplated by Section 5.2, or (ii) cancel and replace outstanding Options with similar Options having an exercise or base price which is lower, except as contemplated by Section 5.2.

(d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 5.2 shall not be deemed to constitute changes or amendments for purposes of this Section 5.6.

5.7 Privileges of Stock Ownership.

Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

5.8 Effective Date of the Plan.

This Plan shall be effective as of April 24, 1997, the date of Board approval. This amendment to and restatement of the Plan is effective April 30, 2002, subject to shareholder approval.

5.9 Term of the Plan.

No Award shall be granted more than ten years after the effective date of this Plan (the “Termination Date”). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such Termination Date.

5.10 Governing Law/Construction/Severability.

(a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California.

(b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c) Plan Construction.

(1) Rule 16b-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of these transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

(2) Section 162(m). It is the further intent of the Company that Options with an exercise price not less than Fair Market Value on the date of grant shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

5.11 Captions.

Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

5.12 Effect of Change of Subsidiary Status.

For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company.

5.13 Non-Exclusivity of Plan.

Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

6. DEFINITIONS.

6.1 Definitions.

(a) “Award” shall mean an award of any Option, Restricted Stock Award, Stock Bonus, or any combination thereof, whether alternative or cumulative authorized by and granted under this Plan.

(b) “Award Agreement” shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

(c) “Award Date” shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Options under Article 3, the applicable dates set forth therein.

(d) “Award Period” shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

(e) “Beneficiary” shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

(f) “Board” shall mean the Board of Directors of the Corporation.

(g) “Change in Control Event” shall mean any of the following:

(i) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

(ii) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not wholly owned by the Corporation, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned by shareholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation’s securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization);

(iii) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation’s business and/or assets to a person or entity which is not wholly owned by the Corporation;

(iv) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 20% of the combined voting power of the Corporation’s then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

(v) A majority of the Board not being composed of Continuing Directors.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(i) “Commission” shall mean the Securities and Exchange Commission.

(j) “Committee” shall mean the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, shall be an “outside” director within the meaning of Section 162(m) of the Code, and (ii) in respect of any decision affecting a transaction at a time when the Participant involved in the transaction may be subject to Section 16 of the Exchange Act, shall be a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act.

(k) “Common Stock” shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 5.2 of this Plan.

(l) “Company” shall mean, collectively, the Corporation and its Subsidiaries.

(m) “Continuing Directors” shall mean persons who were members of the Board on June 17, 1997 or nominated for election or elected to the Board with the affirmative vote of at least three-fourths of the directors who were Continuing Directors at the time of such nomination or election.

(n) “Corporation” shall mean Amerigon Incorporated, a California corporation and its successors.

(o) “Eligible Employee” shall mean an officer (whether or not a director) or other key employee of the Company.

(p) “Eligible Person” means an Eligible Employee or a Non-Employee Director.

(q) “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

(r) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(s) “Fair Market Value” shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

(t) “Incentive Stock Option” shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

(u) “Nonqualified Stock Option” shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

(v) “Non-Employee Director” shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

(w) “Option” shall mean an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted to Non-Employee Directors shall be Nonqualified Stock Options.

(x) “Participant” shall mean an Eligible Person who has been granted an Award under this Plan.

(y) “Personal Representative” shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

(z) “Plan” shall mean this amended and restated 1997 Stock Incentive Plan, as amended from time to time.

(aa) “QDRO” shall mean a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

(bb) “Restricted Stock Award” shall mean an Award of shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, to the extent such shares remain unvested and restricted under the terms of the applicable Award Agreement.

(cc) “Rule 16b-3” shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

(dd) “Section 16 Person” shall mean a person subject to Section 16(a) of the Exchange Act.

(ee) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(ff) “Stock Bonus” shall mean an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

(gg) “Subsidiary” shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

(hh) “Total Disability” shall mean a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code and (except in the case of a Non-Employee Director) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

EXHIBIT A TO THE AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN

AMERIGON INCORPORATED

ELIGIBLE DIRECTOR

NONQUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT dated as of the              day of             , 20            , by and between Amerigon Incorporated, a California corporation (the “Corporation”), and              (the “Director”).

WITNESSETH

WHEREAS, the Corporation has adopted and the shareholders of the Corporation have approved the Amerigon Incorporated 1997 Stock Incentive Plan, as amended and restated (the “Plan”); and

WHEREAS, pursuant to Article 3 of the Plan, the Corporation has granted an option (the “Option”) to the Director upon the terms and conditions evidenced hereby, as required by the Plan, which Option is not intended as and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code;

NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Director, the Corporation and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

1. Option Grant. This Agreement evidences the grant to the Director, as of            , 20 (the “Option Date”), of an Option to purchase an aggregate of              shares of Common Stock, par value [$            ] per share, under Article 3 of the Plan, subject to the terms and conditions and to adjustment as set forth herein or pursuant to the Plan.

2. Exercise Price. The Option entitles the Director to purchase (subject to the terms of Sections 3 through 5 below) all or any part of the Option shares at a price per share of $             , which amount represents the Fair Market Value of a share on the Option Date.

3. Option Exercisability and Term. The Option will become and remain exercisable on              , 20            , subject to acceleration under Section 3.7 of the Plan. The Option shall terminate on              , 20            ,* unless earlier terminated in accordance with the terms of Section 3.4, 3.5, or 3.7 of the Plan.

4. Service and Effect of Termination of Service. The Director agrees to serve as a director in accordance with the provisions of the Corporation’s Articles of Incorporation, bylaws and applicable law. If the Director’s services as a member of the Board shall terminate, this Option shall terminate at the times and to the extent set forth in Section 3.5 of the Plan.

5. General Terms. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the provisions of the Plan that apply to the Option. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

*	Insert day before the tenth anniversary of the Option Date.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

AMERIGON INCORPORATED (a California corporation)

By:

Title:

DIRECTOR

(Signature)

(Print Name)

(Address)

(City, State, Zip Code)

Appendix E

Amerigon Incorporated

First Amendment to Amended and Restated 1997 Stock Incentive Plan

(Subject to Stockholder Approval)

The Amerigon Incorporated Amended and Restated 1997 Stock Incentive Plan is amended, effective as the date of approval by the stockholders of Amerigon Incorporated, by:

1.	Replacing the existing Section 1.4(b) in its entirety with the following:

(b)	Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to all Awards (including both Nonqualified Stock Options and Incentive Stock Options) granted under this Plan shall not exceed 1,800,000 shares (the “Share Limit”). The maximum number of shares subject to those options that are granted pursuant to Article 2 during any calendar year to any Eligible Person shall be limited to 250,000. Each of the two foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 5.2.

2.	Replacing the existing Sections 3.2(a) and (b) in their entirety with the following:

(a)	Time of Initial Award. Persons who are first elected or appointed to the Board after May 19, 2005 shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option to purchase 10,000 shares of Common Stock.

(b)	Subsequent Annual Awards. On the first business day of each calendar year during the term of the Plan, commencing with the first business day occurring in 2006, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which shall be such date) to each Non-Employee Director then in office to purchase 10,000 shares of Common Stock.

As adopted by the Board of Directors on January 19, 2005.

E-1

PROXY FOR COMMON STOCK

AMERIGON INCORPORATED

500 TOWN CENTER DRIVE

SUITE 200

DEARBORN, MI 48126-2716

The undersigned, revoking all prior proxies, hereby appoints Sandra L. Grouf and Barry Steele as Proxies, each with the power to appoint his or her substitute, and hereby, authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Amerigon Incorporated held of record by the undersigned on April 13, 2005 at the annual meeting of shareholders to be held on May 19, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR EACH PROPOSAL. WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF, THIS PROXY WILL BE VOTED IN THE DISCRETION OF SANDRA L. GROUF AND BARRY STEELE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

☒ Please mark your votes as in this example

ELECTION OF DIRECTORS: The election to the Board of Directors of the nominee(s) specified in the Proxy Statement: Francois J. Castaing and James J. Paulsen	☐ FOR All nominees	☐ WITHHOLD from all nominees ☐ WITHHOLD from the nominees listed below

(INSTRUCTION: To withhold authority to vote for particular nominee(s), write the name(s) of the nominee(s) in the space below.

If you list less than all of the nominees below, your shares will be voted FOR the remaining nominee(s))

PROPOSAL: To change Amerigon Incorporated’s state of incorporation from California to Michigan by merger into a wholly owned subsidiary.	☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL: To amend Amerigon Incorporated’s Amended and Restated 1997 Stock Incentive Plan to (a) increase the number of options automatically granted to non-employee directors upon initial election to the Board of Directors and each year thereafter, and (b) eliminate the limitation on the number of shares that may be delivered pursuant to options granted under the plan that qualify as incentive stock options.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ATTORNEYS AND AGENTS SHOULD GIVE THEIR FULL TITLES. IF THE STOCKHOLDER IS A CORPORATION, SIGN IN FULL CORPORATE NAME BY THE AUTHORIZED OFFICER.

Signature

Signature (if jointly held)

Dated:	, 2005

PROXY FOR PREFERRED STOCK

AMERIGON INCORPORATED

500 TOWN CENTER DRIVE

SUITE 200

DEARBORN, MI 48126-2716

The undersigned, revoking all prior proxies, hereby appoints Sandra L. Grouf and Barry Steele as Proxies, each with the power to appoint his or her substitute, and hereby, authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Amerigon Incorporated held of record by the undersigned on April 13, 2005 at the annual meeting of shareholders to be held on May 19, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR EACH PROPOSAL. WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF, THIS PROXY WILL BE VOTED IN THE DISCRETION OF SANDRA L. GROUF AND BARRY STEELE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

☒ Please mark your votes as in this example

ELECTION OF DIRECTORS: The election to the Board of Directors of the nominee(s) specified in the Proxy Statement: John W. Clark, Oscar B. Marx III and Paul Oster	☐ FOR All nominees	☐ WITHHOLD from all nominees ☐ WITHHOLD from the nominees listed below

(INSTRUCTION: To withhold authority to vote for particular nominee(s), write the name(s) of the nominee(s) in the space below.

If you list less than all of the nominees below, your shares will be voted FOR the remaining nominee(s))

PROPOSAL: To change Amerigon Incorporated’s state of incorporation from California to Michigan by merger into a wholly owned subsidiary.	☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL: To amend Amerigon Incorporated’s Amended and Restated 1997 Stock Incentive Plan to (a) increase the number of options automatically granted to non-employee directors upon initial election to the Board of Directors and each year thereafter, and (b) eliminate the limitation on the number of shares that may be delivered pursuant to options granted under the plan that qualify as incentive stock options.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ATTORNEYS AND AGENTS SHOULD GIVE THEIR FULL TITLES. IF THE STOCKHOLDER IS A CORPORATION, SIGN IN FULL CORPORATE NAME BY THE AUTHORIZED OFFICER.

Signature

Signature (if jointly held)

Dated:	, 2005